UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Gregory C. Bakken, President

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-3097

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

Roundhill ETFs

Roundhill Video Games ETF (NERD)

Roundhill Sports Betting & iGaming ETF (BETZ)

Roundhill Ball Metaverse ETF (METV)

Roundhill Cannabis ETF (WEED)

Roundhill Magnificent Seven ETF (MAGS)

Roundhill S&P® Global Luxury ETF (LUXX)

Roundhill Alerian LNG ETF (LNGG)

ANNUAL REPORT

December 31, 2023

Roundhill ETFs

Table of Contents

Shareholder Letter (Unaudited)	2
Performance Overview (Unaudited)	11
Schedules of Investments and Total Return Swaps	18
Statements of Assets and Liabilities	31
Statements of Operations	33
Statements of Changes in Net Assets	35
Financial Highlights	40
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	57
Board Consideration and Approval of Advisory and Sub-Advisory Agreements (Unaudited)	59
Shareholder Expense Example (Unaudited)	65
Trustees and Officers of the Trust (Unaudited)	67
Supplemental Information (Unaudited)	69
Privacy Policy (Unaudited)	71

Roundhill Video Games ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Dear Shareholders,

The Roundhill Video Games ETF (“NERD” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the Nasdaq CTA Global Video Games Software Index (the “Index”). The Index is a rules-based index that tracks the performance of a group of globally-listed stocks that are involved in the video games industry. The Index, which was developed and is maintained by both Nasdaq and the Consumer Technology Association (the “CTA”), is a modified theme- adjusted free float market capitalization index designed to track the performance of the common stock (or corresponding depositary receipts) of exchange-listed companies engaged in video game publishing and/or video game development (the “Video Games Industry”). The companies are selected for inclusion in the Index based on a classification scheme developed by the CTA. Specifically, the companies are selected for inclusion in the Index based on (1) their classification within the Developer/ Publisher Sector developed by the CTA, which includes companies that design and execute the creation of video games (game developer companies) and companies that finance the development and distribution of video games (game publisher companies), and (2) the fact that they derive at least 50% of their revenue (at least 40% for companies already included in the Index) from such activities. Such companies also must not be classified by the CTA as a Social Casino Gaming company.

The following information pertains to the fiscal period of January 1, 2023 through December 31, 2023 (the “current fiscal period”).

The Fund had positive performance during the current fiscal period. The market price and NAV for NERD increased by 12.92% and 13.35%, respectively, while the Fund’s Index increased by 14.10%. The Solactive GBS Developed Markets Large & Mid Cap USD Index increased by 24.55% over the same period.

For the current fiscal period, the largest positive contributors to returns were Nintendo Co Ltd., Roblox Corp., and Take-Two Interactive Software which added 4.69%, 3.79%, and 3.40% to the return of the Fund, respectively.

For the current fiscal period, the largest negative contributors to returns were NCSoft Corp, Team17 Group PLC, and Kakao Games Corp, which detracted 1.49%, 0.83%, and 0.83% from the return of the Fund, respectively.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

Roundhill Sports Betting & iGaming ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Dear Shareholders,

The Roundhill Sports Betting & iGaming ETF (“BETZ” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the Morningstar® Sports Betting & iGaming Select Index (the “Index”). The Index is a rules-based index that tracks the performance of a group of globally-listed stocks that are involved in sports and online betting. Effective upon the close of trading on September 29, 2023, the Fund’s underlying index transitioned to the Morningstar® Sports Betting & iGaming Select Index. The Index was developed by Morningstar, Inc. (the “Index Provider”) and is designed to provide pure exposure to sports and online betting themes. In order to achieve such exposure, the Index is comprised of common stock (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of domestic and foreign sports and online betting (a/k/a iGaming) companies. The Index Provider defines sports betting and iGaming companies as follows (although the definitions may change over time): Sports Betting Companies – companies engaged, directly or indirectly, in analyzing sports events and wagering on the outcome, such as online bookmaking. iGaming Companies – companies engaged, directly or indirectly, in betting online in games of chance, such as poker, slots, blackjack, or the lottery.

The following information pertains to the fiscal period of January 1, 2023 through December 31, 2023 (the “current fiscal period”).

The Fund had positive performance during the current fiscal period. The market price and NAV for BETZ increased by 21.17% and 21.30%, respectively, while the Fund’s Index increased by 22.22%*. The Solactive GBS Developed Markets Large & Mid Cap USD Index increased by 24.55% over the same period.

For the current fiscal period, the largest positive contributors to returns were DraftKings Inc., Flutter Entertainment PLC, and Genius Sports LTD., which added 10.13%, 2.53%, and 2.01% to the return of the Fund, respectively.

For the current fiscal period, the largest negative contributors to returns were PENN Entertainment Inc., Entain PLC, and Tabcorp Holdings Ltd., which detracted 1.53%, 1.42%, and 1.33% from the return of the Fund, respectively.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

*

The Fund’s objective and strategies changed effective on October 2, 2023. Prior to October 2, the Fund tracked the performance, before fees and expenses, of the Roundhill Sports Betting & iGaming Index. Since October 2, 2023, the Fund tracks the performance, before fees and expenses, of the Morningstar® Sports Betting & iGaming Select Index.

Roundhill Ball Metaverse ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Dear Shareholders,

The Roundhill Ball Metaverse ETF (“METV” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the Ball Metaverse Index (the “Index”). The Index is a rules-based index that tracks the performance of a group of globally- listed stocks that are involved in the metaverse. The “Metaverse” may be defined as a successor to the current internet that will be interoperable, persistent, synchronous, open to unlimited participants with a fully functioning economy, and an experience that spans the virtual and ‘real’ world. The Index includes companies involved in the following seven categories: (i) compute, (ii) networking, (iii) virtual platforms, (iv) interchange standards, (v) payments, (vi) content, assets, and identity services, and (vii) hardware.

The following information pertains to the fiscal period of January 1, 2023 through December 31, 2023 (the “current fiscal period”).

The Fund had positive performance during the current fiscal period. The market price and NAV for METV increased by 60.57% and 60.37%, respectively, while the Fund’s Index increased by 61.46%. The Solactive GBS Developed Markets Large & Mid Cap USD Index increased by 24.55% over the same period.

For the current fiscal period, the largest positive contributors to returns were NVIDIA Corp., Meta Platforms Inc., and Roblox Corp., which added 14.11%, 8.65%, and 6.28% to the return of the Fund, respectively.

For the current fiscal period, the largest negative contributors to returns were Lumen Technologies Inc., Planet Labs PBC, and Tencent Holdings Ltd., which detracted 1.05%, 0.31%, and 0.26% from the return of the Fund, respectively.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

Roundhill Cannabis ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Dear Shareholders,

The Roundhill Cannabis ETF (“WEED” or the “Fund”) seeks to achieve its investment objective by investing primarily in exchange-listed equity securities and total return swaps intended to provide exposure to the cannabis and hemp ecosystem, this classification includes, but is not limited to: cannabis and hemp ecosystem encompasses businesses involved in the production, distribution and marketing of cannabis and hemp and products derived therefrom.

The following information pertains to the fiscal period of January 1, 2023 through December 31, 2023 (the “current fiscal period”).

The Fund had positive performance during the current fiscal period. The market price and NAV for WEED increased by 0.87% and 0.71%, respectively. The North American Cannabis Net Total Return Index decreased by -6.93% over the same period.

During the current fiscal period, the cannabis industry remained volatile due to a lack of meaningful regulatory reform and continued challenges regarding access to capital markets.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

Roundhill Magnificent Seven ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Dear Shareholders,

The Roundhill Magnificent Seven ETF (“MAGS” or the “Fund”) seeks to achieve its investment objective by seeking investment exposure to the largest companies (“Underlying Issuers”) in one or more of the following industries, each of which is defined by an independent industry classification scheme: Automotive Industry, Technology Hardware Industry, E-Commerce Discretionary Industry, Internet Media & Services Industry, Semiconductors Industry, and Software Industry (collectively, the “Technology Industries”). Effective upon the open of trading on November 9, 2023 (the “Effective Date”), the Fund’s ticker symbol changed from “BIGT” to “MAGS”. Additionally, the Fund’s name changed from “Roundhill BIG Tech ETF” to “Roundhill Magnificent Seven ETF”. As of October 2, 2023, the adviser has reconstituted MAGS to include exposure to Tesla and Nvidia to target the “Magnificent Seven”.

The following information pertains to the fiscal period from inception on April 10, 2023 through December 31, 2023 (the “current fiscal period”).

The Fund had positive performance during the current fiscal period. The market price and NAV for MAGS increased by 35.63% and 35.21%, respectively. The Solactive GBS Global Markets Large & Mid Cap USD Index increased by 14.63% over the same period.

During the current fiscal period, the Magnificent Seven stocks outperformed broader equity markets.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

Roundhill S&P® Global Luxury ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Dear Shareholders,

The Roundhill S&P® Global Luxury ETF (“LUXX” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the S&P Global Luxury Index (the “Index”). The Index is a rules-based index that tracks the performance of a group of globally-listed stocks that are involved in the production, distribution, or provision of luxury goods and services. The Index is a subset of the S&P Global Broad Market Index (the “BMI Index”), which provides a broad measure of global equities markets and includes approximately 13,000 companies in more than 50 countries covering both developed and emerging markets, including U.S. companies.

The following information pertains to the fiscal period from inception on August 22, 2023 through December 31, 2023 (the “current fiscal period”).

The Fund had positive performance during the current fiscal period. The market price and NAV for LUXX increased by 0.95% and 1.14%, respectively, while the Fund’s Index increased by 1.31%. The Solactive GBS Developed Markets Large & Mid Cap USD Index increased by 9.64% over the same period.

For the current fiscal period, the largest positive contributors to returns were Lululemon Athletica Inc., Royal Caribbean Cruises Ltd., and Hilton Worldwide Holdings Inc., which added 1.01%, 0.60%, and 0.57% to the return of the Fund, respectively.

For the current fiscal period, the largest negative contributors to returns were Kering, Pernod Ricard SA, and Shiseido Co. Ltd., which detracted 0.96%, 0.55%, and 0.52% from the return of the Fund, respectively.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

Roundhill Alerian LNG ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Dear Shareholders,

The Roundhill Alerian LNG ETF (“LNGG” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the Alerian Liquefied Natural Gas Index (the “Index”). The Index is a rules-based index that tracks the performance of a group of globally-listed stocks that are principally engaged in or derive significant revenue from the liquefied natural gas industry (“LNG Industry”). The eligible universe of the Index consists of companies that are principally engaged in the following segments of the LNG Industry: Liquefaction, Liquefied Natural Gas Carriers, Regasification, and Diversified Liquefied Natural Gas.

The following information pertains to the fiscal period from inception on September 19, 2023 through December 31, 2023 (the “current fiscal period”).

The Fund had negative performance during the current fiscal period. The market price and NAV for LNGG decreased by -0.57% and -0.41%, respectively, while the Fund’s Index decreased by -0.09%. The Solactive GBS Global Markets Large & Mid Cap USD Index increased by 7.59% over the same period.

For the current fiscal period, the largest positive contributors to returns were Cheniere Energy Inc., New Fortress Energy Inc., and Tokyo Electric Power Company, which added 1.04%, 0.96%, and 0.60% to the return of the Fund, respectively.

For the current fiscal period, the largest negative contributors to returns were Woodside Energy Group Ltd., NextDecade Corp., and ENN Energy Holdings Ltd., which detracted 1.78%, 0.35%, and 0.34% from the return of the Fund, respectively.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

Roundhill ETFs

Shareholder Letter

December 31, 2023 (Unaudited) (Continued)

NERD Risks Esports gaming companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources, or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Such factors may adversely affect the profitability and value of video gaming companies. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. For a complete list of risks see the prospectus.

BETZ Risks include those related to investments in the highly-competitive sports betting industry, including from illegal or unregulated companies. Expansion of sports betting (both regulated and unregulated), including the award of additional licenses or expansion or relocation of existing sports betting companies, and competition from other leisure and entertainment activities, could impact these companies’ finances. Small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. For a complete list of risks see the prospectus.

METV Risks Metaverse Companies and other companies that rely heavily on technology are particularly vulnerable to research and development costs, substantial capital requirements, product and services obsolescence, government regulation, and domestic and international competition, including competition from foreign competitors with lower production costs. Stocks of such companies, especially smaller, less-seasoned companies, may be more volatile than the overall market. Metaverse Companies may face dramatic and unpredictable changes in growth rates. Metaverse Companies may be targets of hacking and theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. For a complete list of risks see the prospectus.

WEED Risks Cannabis Companies may face litigation, formal or informal complaints, enforcement actions, and inquiries by various federal, state, or local governmental authorities. Litigation, complaints, and enforcement actions could consume considerable amounts of financial and other corporate resources, which could have a negative impact on sales, revenue, profitability, and growth prospects. Similarly, certain companies may not be able to obtain or maintain the necessary licenses, permits, authorizations, or accreditations, or may only be able to do so at great cost, to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. For a complete list of risks see the prospectus.

LUXX: Luxury companies face intense competition, both domestically and internationally, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Such factors may adversely affect the profitability and value of luxury goods companies. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. Fund investments will be concentrated in an industry or group of industries, and the value of Fund shares may risk and fall more than diversified funds. Foreign investing involves social and political instability, market illiquidity, exchange-rate fluctuation, high volatility and limited regulation risks. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Depository Receipts involve risks similar to those associated investments in foreign securities, but may not provide a return that corresponds precisely with that of the underlying shares. The Fund is passively managed and attempts to mirror the composition and performance of the S&P® Global Luxury Index. The Fund’s returns may not match due to expenses incurred by the Fund or lack of precise correlation with the index. Please see the prospectus for details of these and other risks.

LNGG: Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. Companies in the Oil and Gas Producers Industry (the Industry) are affected by worldwide energy prices and exploration and production costs. The Industry may have significant operations in areas at risk for natural disasters, social and political unrest, and environmental damage. These companies may also be at risk for increased government regulation and intervention, litigation, and negative publicity and public perception. Depositary receipts, including American depositary receipts, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small

Roundhill ETFs

Shareholder Letter

December 31, 2023 (Unaudited) (Continued)

number of issuers to have a greater impact on the Fund’s performance. Passive Management Risk. The Fund is passively managed and attempts to mirror the composition and performance of the Alerian Liquefied Natural Gas Index. The Fund’s returns may not match due to expenses incurred by the Fund or lack of precise correlation with the index.

MAGS: The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure in one or more of the Technology Industries at any given time, which may vary over time. Further, the Fund expects to obtain such investment exposure by transacting primarily with a limited number of financial intermediaries conducting business in the same industry or group of related industries. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting those industries or groups of related industries than a fund that invests its assets in a more diversified manner. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles. Please see the summary and full prospectuses for a more complete description of these and other risks of the Fund.

Roundhill ETFs

Performance Overview

December 31, 2023 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2023)

Roundhill ETFs

Performance Overview

December 31, 2023 (Unaudited) (Continued)

Roundhill ETFs

Performance Overview

December 31, 2023 (Unaudited) (Continued)

Roundhill ETFs

Performance Overview

December 31, 2023 (Unaudited) (Continued)

Roundhill ETFs

Performance Overview

December 31, 2023 (Unaudited) (Continued)

	ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2023
Total Returns	1 Year	3 Years	Since Commencement[1]
Roundhill Video Games ETF—NAV	13.35%	-18.96%	1.95%
Roundhill Video Games ETF—Market	12.92%	-19.18%	1.81%
Roundhill Video Games Blended Index*	14.10%	-18.61%	2.57%
Solactive GBS Developed Markets Large & Mid Cap USD Index	24.55%	7.75%	12.25%

1	The Fund commenced operations on June 3, 2019.

*

The Fund’s objective and strategies changed effective at the close on September 26, 2022. Prior to September 26, Fund performance reflects the investment objective of the Fund when it was the Roundhill BITKRAFT Esports & Digital Entertainment ETF and tracked the performance, before fees and expenses, of the Roundhill BITKRAFT Esports Index. Since September 27, 2022, the Fund tracks the performance, before fees and expenses, of the Nasdaq CTA Global Video Games Software Index.

	ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2023
Total Returns	1 Year	3 Years	Since Commencement[2]
Roundhill Sports Betting & iGaming ETF—NAV	21.30%	-12.19%	3.72%
Roundhill Sports Betting & iGaming ETF—Market	21.17%	-12.27%	3.61%
Roundhill Sports Betting & iGaming Blended Index*	22.22%	-11.70%	4.04%
Solactive GBS Developed Markets Large & Mid Cap USD Index	24.55%	7.75%	12.59%

2	The Fund commenced operations on June 3, 2020.

*

The Fund’s objective and strategies changed effective on October 2, 2023. Prior to October 2, the Fund tracked the performance, before fees and expenses, of the Roundhill Sports Betting & iGaming Index. Since October 2, 2023, the Fund tracks the performance, before fees and expenses, of the Morningstar Sports Betting & iGaming Index.

	ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2023
Total Returns	1 Year	Since Commencement[3]
Roundhill Ball Metaverse ETF—NAV	60.37%	-10.02%
Roundhill Ball Metaverse ETF—Market	60.57%	-10.10%
Ball Metaverse Index	61.46%	-9.49%
Solactive GBS Developed Markets Large & Mid Cap USD Index	24.55%	3.87%

3	The Fund commenced operations on June 29, 2021.

Roundhill ETFs

Performance Overview

December 31, 2023 (Unaudited) (Continued)

	ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2023
Total Returns	1 Year	Since Commencement[4]
Roundhill Cannabis ETF—NAV	0.71%	-42.20%
Roundhill Cannabis ETF—Market	0.87%	-42.16%
North American Cannabis Net Total Return Index	-6.93%	-37.31%

4	The Fund commenced operations on April 19, 2022.

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2023
Total Returns	Since Commencement[5]
Roundhill Magnificent Seven ETF—NAV	35.21%
Roundhill Magnificent Seven ETF—Market	35.63%
Solactive GBS Global Markets Large & Mid Cap USD Index	14.63%

5	The Fund commenced operations on April 10, 2023.

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2023
Total Returns	Since Commencement[6]
Roundhill S&P® Global Luxury ETF—NAV	1.14%
Roundhill S&P® Global Luxury ETF—Market	0.95%
S&P Global Luxury Index	1.31%
Solactive GBS Developed Markets Large & Mid Cap USD Index	9.64%

6	The Fund commenced operations on August 22, 2023.

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2023
Total Returns	Since Commencement[7]
Roundhill Alerian LNG ETF—NAV	-0.41%
Roundhill Alerian LNG ETF—Market	-0.57%
Alerian Liquefied Natural Gas Index	-0.09%
Solactive GBS Global Markets Large & Mid Cap USD Index	7.59%

7	The Fund commenced operations on September 19, 2023.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (855) 561-5728. You cannot invest directly in an index. Shares are bought and sold at market price, not net asset value (NAV), and are individually redeemed from the Funds. Market performance is determined

Roundhill ETFs

Performance Overview

December 31, 2023 (Unaudited) (Continued)

using the bid/ask midpoint at 4:00pm Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced.

The Roundhill Video Games ETF is designed to offer retail and institutional investors exposure to the video game sector by providing investment results that closely correspond, before fees and expenses, to the performance of the Nasdaq CTA Global Video Games Software Index. The Nasdaq CTA Global Video Games Software Index is a modified theme-adjusted free float market capitalization index designed to track the performance of the common stock (or corresponding depositary receipts) of exchange-listed companies engaged in video game publishing and/or video game development. The companies are selected for inclusion in the Index based on a classification scheme developed by the Consumer Technology Association. The index excludes companies domiciled in China or Russia. An index is unmanaged and is not available for direct investment.

The Roundhill Sports Betting & iGaming ETF is designed to offer retail and institutional investors exposure to sports betting and gaming industries by providing investment results that closely correspond, before fees and expenses, to the performance of the Morningstar Sports Betting & iGaming Select Index. The Index is designed to provide pure exposure to sports and online betting themes. The Index defines sports betting and iGaming as companies engaged in, directly or indirectly, in analyzing sports events and wagering on the outcome, such as online bookmaking and/or in betting online in games of change, such as poker, slots, blackjack, or the lottery. An index is unmanaged and is not available for direct investment.

The Roundhill Ball Metaverse ETF is designed to offer retail and institutional investors exposure to the Metaverse by providing investment results that closely correspond, before fees and expenses, to the performance of the Ball Metaverse Index. The “Metaverse” may be defined as a successor to the current internet that will be interoperable, persistent, synchronous, open to unlimited participants with a fully functioning economy, and an experience that spans the virtual and ‘real’ world. An index is unmanaged and is not available for direct investment.

The Roundhill Cannabis ETF is designed to offer retail and institutional investors exposure to the cannabis and hemp ecosystem by providing investment results that reflect capital growth. The cannabis and hemp ecosystem encompasses businesses involved in the production, distribution and marketing of cannabis and hemp and products derived therefrom. The cannabis and hemp ecosystem spans a wide variety of sectors and industries including the agriculture, biotechnology, pharmaceuticals, real estate, retail, and finance sectors and industries.

The Roundhill Magnificent Seven ETF is designed to offer retail and institutional investors exposure to the largest companies in one or more technology industries by providing investment results that reflects capital growth. The technology industries encompass the automotive industry, technology hardware industry, e-commerce discretionary industry, internet media & services industry, semiconductors industry and software industry.

The Roundhill S&P® Global Luxury ETF is designed to offer retail and institutional investors exposure to luxury companies by providing investment results that closely correspond, before fees and expenses, to the performance of the S&P Global Luxury Index. Luxury companies are defined as those of any market capitalization engaged in the production, distribution, or provision of luxury goods and services. An index is unmanaged and is not available for direct investment.

The Roundhill Alerian LNG ETF is designed to offer retail and institutional investors exposure to the liquefied natural gas industry (“LNG Industry”) by providing investment results that closely correspond, before fees and expenses, to the performance of the Alerian Liquefied Natural Gas Index. The LNG Industry consists of companies that are primarily engaged in liquefaction, liquefied natural gas carriers, regasification, or diversified liquefied natural gas. An index is unmanaged and is not available for direct investment.

The Solactive GBS Developed Markets Large & Mid Cap USD and the Solactive GBS Global Markets Large & Mid Cap USD Index are part of the Solactive Global Benchmark Series which includes benchmark indices for developed and emerging market countries. The index intends to track the performance of the large and mid cap segment covering approximately the largest 85% of the free-float market capitalization in the Developed Markets and Global Markets, respectively. It is calculated as a Total Return index in USD and weighted by free-float market capitalization.

The North American Cannabis Net Total Return Index tracks the performance of a basket of North American publicly listed companies with significant business activities in the marijuana industry. A company is deemed to be eligible for inclusion in the index by the Index Provider if the company is a producer and/or supplier of marijuana and/or cannabis, biotechnology companies that are engaged in research and development of cannabinoids, companies that offer hydroponics supplies and equipment clearly aiming to increase efficiency in marijuana cultivation and companies mainly engaged in leasing property to cannabis growers. The index is calculated as a net total return index in US Dollar and adjusted quarterly.

Roundhill Video Games ETF

Schedule of Investments

December 31, 2023

Description	Shares	Value
COMMON STOCKS — 99.6%
Computers — 1.7%
Keywords Studios PLC (b)	16,773	$355,371

Internet — 4.8%
NCSoft Corp. (b)	2,078	388,042
Webzen, Inc. (b)	23,167	294,107
Wemade Co., Ltd. (b)	6,985	330,295
		1,012,444
Software — 73.2% (d)
AppLovin Corp. - Class A (a)	15,703	625,765
Capcom Co., Ltd. (b)	16,900	546,151
CD Projekt SA (b)	12,638	369,603
COLOPL, Inc. (b)	66,000	276,678
Com2uS Corp. (b)	7,099	271,470
DeNA Co., Ltd. (b)	28,500	278,369
Electronic Arts, Inc.	14,048	1,921,907
Embracer Group AB (a)(b)	148,816	403,941
Gree, Inc. (b)	72,400	292,722
GungHo Online Entertainment, Inc. (b)	21,400	356,945
IGG, Inc. (a)(b)	613,000	254,352
International Games System Co., Ltd. (b)	19,842	468,080
Kakao Games Corp. (a)(b)	14,823	297,519
Koei Tecmo Holdings Co., Ltd. (b)	25,800	294,363
Konami Group Corp. (b)	8,900	466,085
Krafton, Inc. (a)(b)	3,381	508,239
MIXI, Inc. (b)	17,600	294,748
Modern Times Group AB - Class B (a)(b)	34,696	296,597
Netmarble Corp. (a)(b)(f)	8,142	367,304
Nexon Co., Ltd. (b)	31,100	566,828
Paradox Interactive AB (b)	13,868	310,170
Pearl Abyss Corp. (a)(b)	9,725	292,603
ROBLOX Corp. - Class A (a)(e)	34,405	1,572,997
Sega Sammy Holdings, Inc. (b)	24,500	342,701
Square Enix Holdings Co., Ltd. (b)	10,700	384,268
Stillfront Group AB (a)(b)	232,324	280,554
Take-Two Interactive Software, Inc. (a)(e)	9,592	1,543,832
Software (Continued)
Team17 Group PLC (a)(b)	63,154	148,940
Ubisoft Entertainment SA (a)(b)	11,674	298,021
Unity Software, Inc. (a)(e)	22,536	921,497
		15,253,249
Toys/Games/Hobbies — 19.9%
Bandai Namco Holdings, Inc. (b)	28,800	577,410
Nintendo Co., Ltd. (b)	68,300	3,565,184
		4,142,594
TOTAL COMMON STOCKS (Cost $21,561,889)		20,763,658

SHORT-TERM INVESTMENTS — 0.0% (g)
Money Market Fund — 0.0% (g)
First American Government Obligations Fund, Class X, 5.28% (c)	3,300	3,300
TOTAL SHORT-TERM INVESTMENTS (Cost $3,300)		3,300

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 14.0%
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (c)	2,919,764	2,919,764
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,919,764)		2,919,764

TOTAL INVESTMENTS (Cost $24,484,953) — 113.6%		23,686,722
Other assets and liabilities, net — (13.6)%		(2,842,955)
NET ASSETS — 100.0%		$20,843,767

PLC Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security, or represents a foreign issued security.

(c)	The rate shown is the seven day yield at period end.

(d)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(e)	All or a portion of this security is on loan as of December 31, 2023. The market value of securities out on loan is $2,775,323.

(f)

Security exempt from registration pursuant to Rule 144a under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Amount is less than 0.05%.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

Roundhill Video Games ETF

Schedule of Investments

December 31, 2023 (Continued)

COUNTRY	Percentage of Net Assets
Japan	39.5%
United States	31.6%
Republic of Korea	13.2%
Sweden	6.2%
United Kingdom	2.4%
Taiwan	2.3%
Poland	1.8%
France	1.4%
Cayman Islands	1.2%
Total Country	99.6%
SHORT-TERM INVESTMENTS	0.0%*
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	14.0%
TOTAL INVESTMENTS	113.6%
Other assets and liabilities, net	-13.6%
NET ASSETS	100.0%

*	Amount is less than 0.05%.

The accompanying notes are an integral part of the financial statements.

Roundhill Sports Betting & iGaming ETF

Schedule of Investments

December 31, 2023

Description	Shares	Value
COMMON STOCKS — 99.8%
Entertainment — 92.5% (e)
888 Holdings PLC (a)(b)	1,122,599	$1,367,400
Bally’s Corp. (a)(f)	86,716	1,208,821
Betsson AB - Class B (a)(b)	422,722	4,551,103
Caesars Entertainment, Inc. (a)(f)	66,987	3,140,351
Churchill Downs, Inc. (f)	44,921	6,061,191
DraftKings, Inc. - Class A (a)(f)	218,758	7,711,219
Entain PLC (b)	544,579	6,901,999
Everi Holdings, Inc. (a)	26,255	295,894
Evolution Gaming Group AB (b)(c)	63,408	7,564,024
Flutter Entertainment PLC (a)(b)	56,600	10,003,756
Genius Sports, Ltd. (a)(b)	403,781	2,495,367
Intralot SA-Integrated Information Systems & Gaming Services (a)(b)	86,666	101,097
Kambi Group PLC (a)(b)	76,216	1,268,269
Kindred Group PLC - SDR (b)	509,157	4,712,728
La Francaise des Jeux SAEM (b)(c)	121,236	4,398,063
Light & Wonder, Inc. (a)	29,263	2,402,785
NEOGAMES SA (a)(b)	40,671	1,164,411
OPAP SA (b)	147,415	2,502,893
Penn National Gaming, Inc. (a)(f)	123,706	3,218,830
Playtech PLC (a)(b)	820,024	4,689,495
PointsBet Holdings, Ltd. (a)(b)	856,276	537,539
Rush Street Interactive, Inc. (a)	356,323	1,599,890
Sportradar Holding AG - Class A (a)(b)	429,647	4,747,599
Super Group SGHC, Ltd. (a)(b)	713,134	2,260,635
Tabcorp Holdings, Ltd. (b)	7,388,665	4,209,793
The Lottery Corp., Ltd. (b)	697,031	2,302,002
Tokyotokeiba Co., Ltd. (b)	48,100	1,513,147
		92,930,301
Internet — 1.0%
Gambling.com Group, Ltd. (a)(b)	66,572	649,077
Jumbo Interactive, Ltd. (b)	41,958	398,245
		1,047,322
Lodging — 5.2%
Boyd Gaming Corp.	22,569	1,413,045
MGM Resorts International (a)	85,683	3,828,316
		5,241,361
Software — 1.1%
Better Collective AS (a)(b)(f)	43,625	1,110,337

TOTAL COMMON STOCKS (Cost $106,689,692)		100,329,321

Warrants — 0.0% (h)
PointsBet Holdings, Ltd., Expiration: July 2024, Exercise Price: $10.00 (a)(b)(g)	151,840	—
TOTAL WARRANTS (Cost $0)		—

SHORT-TERM INVESTMENTS — 0.1%
Money Market Fund — 0.1%
First American Government Obligations Fund, Class X, 5.28% (d)	161,521	161,521
TOTAL SHORT-TERM INVESTMENTS (Cost $161,521)		161,521

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 7.8%
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (d)	7,809,974	7,809,974
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $7,809,974)		7,809,974

TOTAL INVESTMENTS (Cost $114,661,187) — 107.7%		108,300,816
Other assets and liabilities, net — (7.7)%		(7,777,365)
NET ASSETS — 100.0%		$100,523,451

PLC Public Limited Company

SDR Special Drawing Rights

(a)	Non-income producing security.

(b)	Foreign issued security, or represents a foreign issued security.

(c)

Security exempt from registration pursuant to Rule 144a under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	The rate shown is the seven day yield at period end.

(e)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(f)	All or a portion of this security is on loan as of December 31, 2023. The market value of securities out on loan is $7,470,104.

The accompanying notes are an integral part of the financial statements.

Roundhill Sports Betting & iGaming ETF

Schedule of Investments

December 31, 2023 (Continued)

(g)	Value determined based on estimated fair value. The value of this security totals $0, which represents 0.00% of net assets. Classified as Level 3 in the fair value hierarchy.

(h)	Amount is less than 0.05%.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	30.7%
Sweden	12.1%
Isle of Man	11.5%
Ireland	10.0%
Australia	7.4%
Malta	5.9%
Guernsey	4.7%
Switzerland	4.7%
France	4.4%
Greece	2.6%
Japan	1.5%
Gibraltar	1.4%
Luxembourg	1.2%
Denmark	1.1%
Jersey	0.6%
Total Country	99.8%
WARRANTS	0.0%*
SHORT-TERM INVESTMENTS	0.1%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	7.8%
TOTAL INVESTMENTS	107.7%
Other assets and liabilities, net	-7.7%
NET ASSETS	100.0%

*	Amount is less than 0.05%.

The accompanying notes are an integral part of the financial statements.

Roundhill Ball Metaverse ETF

Schedule of Investments

December 31, 2023

Description	Shares	Value
COMMON STOCKS — 99.3%
Apparel — 0.5%
NIKE, Inc. - Class B	23,262	$2,525,555

Commercial Services — 0.3%
Block, Inc. (a)	8,737	675,807
PayPal Holdings, Inc. (a)	10,146	623,066
		1,298,873
Computers — 7.5%
Apple, Inc.	180,139	34,682,162

Diversified Financial Services — 0.8%
Coinbase Global, Inc. - Class A (a)(e)	21,700	3,774,064

Home Furnishings — 3.6%
Sony Group Corp. (b)	176,100	16,750,610

Internet — 25.4% (d)
Alibaba Group Holding, Ltd. (a)(b)	761,900	7,376,483
Alphabet, Inc. - Class A (a)	106,515	14,879,080
Amazon.com, Inc. (a)	92,028	13,982,734
Baidu, Inc. - ADR (a)(b)	96,751	11,522,077
Meta Platforms, Inc. - Class A (a)	78,195	27,677,902
NAVER Corp. (b)	37,025	6,439,630
Sea, Ltd. - ADR (a)(b)	224,802	9,104,481
Snap, Inc. - Class A (a)(e)	717,144	12,141,248
Tencent Holdings, Ltd. (b)	387,500	14,569,927
		117,693,562
Media — 1.7%
The Walt Disney Co.	86,302	7,792,208

Semiconductors — 25.7% (d)
Advanced Micro Devices, Inc. (a)	61,582	9,077,803
Applied Materials, Inc.	26,677	4,323,541
Arm Holdings PLC - ADR (a)(b)(e)	127,558	9,585,346
ASML Holding NV (b)	9,642	7,298,223
Broadcom, Inc.	2,633	2,939,086
Intel Corp.	92,920	4,669,230
Marvell Technology, Inc.	49,740	2,999,819
NVIDIA Corp.	49,716	24,620,358
QUALCOMM, Inc.	118,558	17,147,044
Samsung Electronics Co., Ltd. (b)	205,244	12,510,019
Skyworks Solutions, Inc.	50,798	5,710,711
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (b)	135,680	14,110,720
Texas Instruments, Inc.	25,871	4,409,971
		119,401,871
Software — 31.5% (d)
Adobe, Inc. (a)	7,802	4,654,673
Akamai Technologies, Inc. (a)	47,242	5,591,091
Autodesk, Inc. (a)	66,139	16,103,524
Bentley Systems, Inc. - Class B (e)	48,351	2,522,955
Cloudflare, Inc. - Class A (a)	69,643	5,798,476
Electronic Arts, Inc.	50,715	6,938,319
Krafton, Inc. (a)(b)	17,053	2,563,445
Matterport, Inc. - Class A (a)(e)	3,221,465	8,665,741
Microsoft Corp.	47,787	17,969,824
NetEase, Inc. - ADR (b)	52,544	4,894,999
Planet Labs PBC (a)(e)	1,159,281	2,863,424
PTC, Inc. (a)(e)	14,467	2,531,146
ROBLOX Corp. - Class A (a)(e)	859,455	39,294,283
Take-Two Interactive Software, Inc. (a)	55,951	9,005,313
Unity Software, Inc. (a)(e)	404,496	16,539,841
		145,937,054
Telecommunications — 1.6%
Lumen Technologies, Inc. (a)(e)	3,955,942	7,239,374

Toys/Games/Hobbies — 0.7%
Nintendo Co., Ltd. (b)	58,600	3,058,855

TOTAL COMMON STOCKS (Cost $480,112,620)		460,154,188

REAL ESTATE INVESTMENT TRUSTS — 0.6%
Equinix, Inc.	3,399	2,737,521
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,693,868)		2,737,521

The accompanying notes are an integral part of the financial statements.

Roundhill Ball Metaverse ETF

Schedule of Investments

December 31, 2023 (Continued)

Description	Shares	Value
SHORT-TERM INVESTMENTS — 0.1%
Money Market Fund — 0.1%
First American Government Obligations Fund, Class X, 5.28% (c)	589,045	$589,045
TOTAL SHORT-TERM INVESTMENTS (Cost $589,045)		589,045

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 14.5%
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (c)	67,458,659	67,458,659
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $67,458,659)		67,458,659

TOTAL INVESTMENTS (Cost $550,854,192) — 114.5%		530,939,413
Other assets and liabilities, net — (14.5)%		(67,383,617)
NET ASSETS — 100.0%		$463,555,796

ADR American Depositary Receipt

(a)	Non-income producing security.

(b)	Foreign issued security, or represents a foreign issued security.

(c)	The rate shown is the seven day yield at period end.

(d)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(e)	All or a portion of this security is on loan as of December 31, 2023. The market value of securities out on loan is $63,762,835.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	73.5%
Cayman Islands	10.2%
Republic of Korea	4.6%
Japan	4.3%
Taiwan	3.0%
United Kingdom	2.1%
Netherlands	1.6%
Total Country	99.3%
REAL ESTATE INVESTMENT TRUSTS	0.6%
SHORT-TERM INVESTMENTS	0.1%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	14.5%
TOTAL INVESTMENTS	114.5%
Other assets and liabilities, net	-14.5%
NET ASSETS	100.0%

The accompanying notes are an integral part of the financial statements.

Roundhill Cannabis ETF

Schedule of Investments

December 31, 2023

Description	Shares	Value
SHORT-TERM INVESTMENTS — 95.9%
Money Market Fund — 18.6%
First American Government Obligations Fund, Class X, 5.28% (a)	587,260	$587,260
Total Money Market Fund (Cost $587,260)		587,260

U.S. Treasury Bills — 77.3%
5.42%, 01/02/2024 (b)(c)	2,447,000	2,446,641
Total U.S. Treasury Bills (Cost $2,446,641)		2,446,641
TOTAL SHORT-TERM INVESTMENTS (Cost $3,033,901)		3,033,901

TOTAL INVESTMENTS (Cost $3,033,901) — 95.9%		3,033,901
Other assets and liabilities, net — 4.1%		130,935
NET ASSETS — 100.0%		$3,164,836

(a)	The rate shown is the seven day yield at period end.

(b)	The rate shown is the effective yield as of December 31, 2023.

(c)	Held as collateral for total return swaps.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

Roundhill Cannabis ETF

Schedule of Total Return Swaps

December 31, 2023

Long Total Return Equity Swaps	Fund Pays/ Receives Reference Entity	Counterparty	Payment Frequency	Financing Rate	Expiration Date	Upfront Premiums Paid/Received	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Cresco Labs, Inc. Swap	Receives	Nomura Securities International, Inc.	Monthly	Overnight Bank Funding Rate Index + 1.50%	June 20, 2024	$—	$268,969	$—
Curaleaf Holdings, Inc. Swap	Receives	Nomura Securities International, Inc.	Monthly	Overnight Bank Funding Rate Index + 1.50%	June 20, 2024	—	1,094,397	—
Green Thumb Industries, Inc. Swap	Receives	Nomura Securities International, Inc.	Monthly	Overnight Bank Funding Rate Index + 1.50%	June 20, 2024	—	964,335	—
Trulieve Cannabis Corp. Swap	Receives	Nomura Securities International, Inc.	Monthly	Overnight Bank Funding Rate Index + 1.50%	June 20, 2024	—	376,334	—
Verano Holdings Corp. Swap	Receives	Nomura Securities International, Inc.	Monthly	Overnight Bank Funding Rate Index + 1.50%	June 20, 2024	—	465,974	—
						$—	$3,170,009	$—

The accompanying notes are an integral part of the financial statements.

Roundhill Magnificent Seven ETF

Schedule of Investments

December 31, 2023

Description	Shares	Value
COMMON STOCKS — 39.7%
Auto Manufacturers — 5.5%
Tesla, Inc. (a)	8,230	$2,044,990

Computers — 5.7%
Apple, Inc.	11,140	2,144,784

Internet — 16.9%
Alphabet, Inc. - Class A (a)	15,329	2,141,308
Amazon.com, Inc. (a)	13,511	2,052,861
Meta Platforms, Inc. - Class A (a)	6,013	2,128,362
		6,322,531
Semiconductors — 5.8%
NVIDIA Corp.	4,354	2,156,188

Software — 5.8%
Microsoft Corp.	5,711	2,147,565
TOTAL COMMON STOCKS (Cost $14,323,905)		14,816,058

SHORT-TERM INVESTMENTS — 55.1%
Money Market Fund — 13.7%
First American Government Obligations Fund, Class X, 5.28% (b)	5,113,863	5,113,863
Total Money Market Fund (Cost $5,113,863)		5,113,863

U.S. Treasury Bills — 41.4%
5.41%, 01/02/2024 (c)(d)	15,472,000	15,469,735
Total U.S. Treasury Bills (Cost $15,469,735)		15,469,735
TOTAL SHORT-TERM INVESTMENTS (Cost $20,583,598)		20,583,598

TOTAL INVESTMENTS (Cost $34,907,503) — 94.8%		35,399,656
Other assets and liabilities, net — 5.2%		1,949,356
NET ASSETS — 100.0%		$37,349,012

(a)	Non-income producing security.

(b)	The rate shown is the seven day yield at period end.

(c)	The rate shown is the effective yield as of December 31, 2023.

(d)	Held as collateral for total return swaps.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

Roundhill Magnificent Seven ETF

Schedule of Total Return Swaps

December 31, 2023

Long Total Return Equity Swaps	Fund Pays/ Receives Reference Entity	Counterparty	Payment Frequency	Financing Rate	Expiration Date	Upfront Premiums Paid/Received	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Alphabet, Inc. - Class A Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	$—	$3,056,485	$129,855
Amazon.com, Inc. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	—	3,032,547	218,303
Apple, Inc. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	—	3,141,785	50,459
Meta Platforms, Inc. - Class A Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	—	2,866,809	300,610
Microsoft Corp. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	—	3,125,645	109,929
NVIDIA Corp. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	—	3,087,638	129,817
Tesla, Inc. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	—	3,038,891	12,479
						$—	$21,349,800	$951,452

The accompanying notes are an integral part of the financial statements.

Roundhill S&P® Global Luxury ETF

Schedule of Investments

December 31, 2023

Description	Shares	Value
COMMON STOCKS — 99.8%
Apparel — 30.0% (e)
Burberry Group PLC (b)	600	$10,831
Canada Goose Holdings, Inc. (a)(b)	85	1,015
Capri Holdings, Ltd. (a)(b)	150	7,536
Christian Dior SE (b)	5	3,908
Deckers Outdoor Corp. (a)	30	20,053
Ermenegildo Zegna NV (b)	80	926
Hermès International SCA (b)	51	108,100
Kering SA (b)	112	49,365
LVMH Moët Hennessy Louis Vuitton SE (b)	112	90,762
Nike, Inc. - Class B	500	54,285
Prada SpA (b)	800	4,574
PVH Corp.	75	9,159
Ralph Lauren Corp.	50	7,210
Tapestry, Inc.	270	9,939
Tod’s SpA (a)(b)	20	754
		378,417
Auto Manufacturers — 21.4%
Aston Martin Lagonda Global Holdings PLC (a)(b)(d)	610	1,754
Bayerische Motoren Werke AG (b)	375	41,748
Dr. Ing. h.c. F. Porsche AG (b)(d)	85	7,502
Ferrari NV (b)	200	67,428
Li Auto, Inc. - Class A (a)(b)	900	16,954
Lucid Group, Inc. (a)	960	4,042
Mercedes-Benz Group AG (b)	915	63,223
Rivian Automotive, Inc. - Class A (a)	655	15,366
Tesla, Inc. (a)	205	50,938
		268,955
Beverages — 7.6%
Diageo PLC (b)	1,225	44,600
Pernod Ricard SA (b)	240	42,352
Remy Cointreau SA (b)	25	3,176
Treasury Wine Estates, Ltd. (b)	845	6,216
		96,344
Commercial Services — 0.0% (f)
Seoul Auction Co., Ltd. (b)	15	146

Cosmetics & Personal Care — 4.9%
Amorepacific Corp. (b)	35	3,941
Inter Parfums, Inc.	20	2,880
Shiseido Co., Ltd. (b)	500	15,080
The Estee Lauder Cos., Inc. - Class A	270	39,488
		61,389
Home Builders — 1.0%
Toll Brothers, Inc.	120	12,335

Home Furnishings — 0.9%
Ethan Allen Interiors, Inc.	25	798
Sleep Number Corp. (a)	25	371
Tempur Sealy International, Inc.	200	10,194
		11,363
Internet — 0.1%
Revolve Group, Inc. (a)	50	829
The RealReal, Inc. (a)	140	281
		1,110
Leisure Time — 6.0%
Beneteau SA (b)	45	620
Carnival Corp. (a)(b)	1,180	21,877
Norweigian Cruise Line Holdings, Ltd. (a)(b)	500	10,020
Polaris, Inc.	65	6,160
Royal Caribbean Cruises, Ltd. (a)(b)	260	33,667
Sanlorenzo SpA (b)	20	936
Topgolf Callaway Brands Corp. (a)	165	2,366
		75,646
Lodging — 10.5%
Hilton Worldwide Holdings, Inc.	205	37,328
Kangwon Land, Inc. (b)	135	1,677
Las Vegas Sands Corp.	385	18,946
Marriott International, Inc. - Class A	200	45,102
Melco International Development, Ltd. (a)(b)	1,000	701
Melco Resorts & Entertainment, Ltd. - ADR (a)(b)	220	1,951
MGM China Holdings, Ltd. (a)(b)	800	1,015
Paradise Co., Ltd. (a)(b)	60	621
Resorttrust, Inc. (b)	100	1,735
Sands China, Ltd. (a)(b)	2,800	8,194
Shangri-La Asia, Ltd. (a)(b)	2,000	1,373
SJM Holdings, Ltd. (a)(b)	3,000	949
The Star Entertainment Group, Ltd. (a)(b)	1,595	561
Wynn Macau, Ltd. (a)(b)	1,600	1,318
Wynn Resorts, Ltd.	120	10,933
		132,404

The accompanying notes are an integral part of the financial statements.

Roundhill S&P® Global Luxury ETF

Schedule of Investments

December 31, 2023 (Continued)

Description	Shares	Value
Miscellaneous Manufacturing — 0.3%
Nikon Corp. (b)	400	$3,961

Retail — 17.1%
Brunello Cucinelli SpA (b)	50	4,894
Chow Tai Fook Jewellery Group, Ltd. (b)	3,000	4,464
Cie Financière Richemont SA (b)	680	93,519
Hotel Shilla Co., Ltd. (b)	40	2,031
HUGO BOSS AG (b)	95	7,079
Luk Fook Holdings International, Ltd. (b)	1,000	2,683
Lululemon Athletica, Inc. (a)	90	46,016
Moncler SpA (b)	325	19,997
Movado Group, Inc.	20	603
Nordstrom, Inc.	135	2,491
RH (a)	20	5,830
Salvatore Ferragamo SpA (b)	105	1,416
Shinsegae, Inc. (b)	10	1,360
Signet Jewelers, Ltd. (b)	55	5,899
Watches of Switzerland Group PLC (a)(b)(d)	165	1,490
Williams-Sonoma, Inc.	75	15,134
		214,906
Software — 0.0% (f)
Faraday Future Intelligent Electric, Inc. - Class A (a)	18	4

TOTAL COMMON STOCKS (Cost $1,245,223)		1,256,980

SHORT-TERM INVESTMENTS — 0.1%
Money Market Fund — 0.1%
First American Government Obligations Fund, Class X, 5.28% (c)	1,592	1,592
TOTAL SHORT-TERM INVESTMENTS (Cost $1,592)		1,592

TOTAL INVESTMENTS (Cost $1,246,815) — 99.9%		1,258,572
Other assets and liabilities, net — 0.1%		909
NET ASSETS — 100.0%		$1,259,481

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security, or represents a foreign issued security.

(c)	The rate shown is the seven day yield at period end.

(d)

Security exempt from registration pursuant to Rule 144a under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(f)	Amount is less than 0.05%.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	34.1%
France	23.7%
Germany	9.5%
Switzerland	7.4%
Netherlands	5.4%
United Kingdom	4.7%
Cayman Islands	2.7%
Liberia	2.7%
Italy	2.6%
Panama	1.7%
Japan	1.6%
Bermuda	1.6%
Republic of Korea	0.8%
British Virgin Islands	0.6%
Australia	0.5%
Hong Kong	0.1%
Canada	0.1%
Total Country	99.8%
SHORT-TERM INVESTMENTS	0.1%
TOTAL INVESTMENTS	99.9%
Other assets and liabilities, net	0.1%
NET ASSETS	100.0%

The accompanying notes are an integral part of the financial statements.

Roundhill Alerian LNG ETF

Schedule of Investments

December 31, 2023

Description	Shares	Value
COMMON STOCKS — 99.5%
Electric — 6.8%
Sempra	190	$14,199
Tokyo Electric Power Co. Holdings, Inc. (a)(b)	6,800	35,621
		49,820
Gas — 7.8%
ENN Energy Holdings, Ltd. (b)	5,300	39,028
Korea Gas Corp. (a)(b)	934	17,913
		56,941
Oil & Gas — 34.5% (d)
Chevron Corp.	98	14,618
Exxon Mobil Corp.	141	14,097
Kunlun Energy Co., Ltd. (b)	22,000	19,835
Santos, Ltd. (b)	16,988	88,097
Shell PLC (b)	439	14,451
Tellurian, Inc. (a)	5,655	4,273
TotalEnergies SE (b)	212	14,426
Woodside Energy Group, Ltd. (b)	3,942	83,546
		253,343
Pipelines — 36.2% (d)
Cheniere Energy, Inc.	595	101,572
Enbridge, Inc. (b)	400	14,470
Excelerate Energy, Inc. - Class A	760	11,750
Golar LNG, Ltd. (b)	1,655	38,048
Kinder Morgan, Inc.	586	10,337
Koninklijke Vopak NV (b)	382	12,845
New Fortress Energy, Inc.	929	35,051
NextDecade Corp. (a)	4,802	22,906
Petronas Gas Bhd. (b)	5,078	19,229
		266,208
Transportation — 14.2%
Cool Co., Ltd. (b)	675	8,507
FLEX LNG, Ltd. (b)	870	25,282
Korea Line Corp. (a)(b)	922	1,543
Misc Bhd. (b)	9,555	15,159
Mitsui O.S.K. Lines, Ltd. (b)	500	16,020
Qatar Gas Transport Co., Ltd. (b)	39,778	37,800
		104,311
TOTAL COMMON STOCKS (Cost $734,715)		730,623

SHORT-TERM INVESTMENTS — 0.4%
Money Market Fund — 0.4%
First American Government Obligations Fund, Class X, 5.28% (c)	3,204	3,204
TOTAL SHORT-TERM INVESTMENTS (Cost $3,204)		3,204

TOTAL INVESTMENTS (Cost $737,919) — 99.9%		733,827
Other assets and liabilities, net — 0.1%		518
NET ASSETS — 100.0%		$734,345

PLC Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security, or represents a foreign issued security.

(c)	The rate shown is the seven day yield at period end.

(d)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	31.2%
Australia	23.4%
Bermuda	12.5%
Japan	7.0%
Cayman Islands	5.3%
Qatar	5.1%
Malaysia	4.7%
Republic of Korea	2.6%
Canada	2.0%
United Kingdom	2.0%
France	2.0%
Netherlands	1.7%
Total Country	99.5%
SHORT-TERM INVESTMENTS	0.4%
TOTAL INVESTMENTS	99.9%
Other assets and liabilities, net	0.1%
NET ASSETS	100.0%

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Statements of Assets and Liabilities

December 31, 2023

	Roundhill Video Games ETF	Roundhill Sports Betting & iGaming ETF	Roundhill Ball Metaverse ETF	Roundhill Cannabis ETF
Assets
Investments, at value (Cost $24,484,953, $114,661,187, $550,854,192 and $3,033,901, respectively)(1)	$23,686,722	$108,300,816	$530,939,413	$3,033,901
Cash	5,640	—	—	—
Receivable for investment securities sold	31,271	—	35,564	—
Dividends and interest receivable	21,927	101,009	250,615	2,390
Dividend tax reclaim receivable	26,413	—	—	—
Receivable for open swap contracts, net	—	—	—	129,564
Securities lending income receivable	524	2,350	14,256	—
Total Assets	23,772,497	108,404,175	531,239,848	3,165,855

Liabilities
Payable for collateral on securities loaned (Note 7)	2,919,764	7,809,974	67,458,659	—
Foreign currency payable to custodian, at value (Cost $0, $6,552, $0 and $0, respectively)	—	6,596	—	—
Payable to Adviser	8,966	64,154	225,393	1,019
Total Liabilities	2,928,730	7,880,724	67,684,052	1,019
Net Assets	$20,843,767	$100,523,451	$463,555,796	$3,164,836

Net Assets Consists of:
Paid-in capital	$62,604,188	$262,548,342	$798,302,071	$3,493,100
Total distributable earnings (accumulated losses)	(41,760,421)	(162,024,891)	(334,746,275)	(328,264)
Net Assets	$20,843,767	$100,523,451	$463,555,796	$3,164,836

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,325,000	5,775,000	40,175,000	105,000
Net Asset Value, redemption price and offering price per share	$15.73	$17.41	$11.54	$30.14

(1) Includes loaned securities with a value of:	$2,775,323	$7,470,104	$63,762,835	$—

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Statements of Assets and Liabilities

December 31, 2023 (Continued)

	Roundhill Magnificent Seven ETF	Roundhill S&P® Global Luxury ETF	Roundhill Alerian LNG ETF
Assets
Investments, at value (Cost $34,907,503, $1,246,815 and $737,919, respectively)(1)	$35,399,656	$1,258,572	$733,827
Cash	—	92	—
Receivable for investment securities sold	1,011,426	—	435
Dividends and interest receivable	7,879	1,276	487
Receivable for fund shares sold	1,667,370	—	—
Unrealized appreciation on swap contracts	951,452	—	—
Securities lending income receivable	—	16	—
Total Assets	39,037,783	1,259,956	734,749

Liabilities
Payable for fund shares redeemed	335,739	—	—
Payable for investment securities purchased	1,346,635	—	—
Payable to Adviser	6,397	475	404
Total Liabilities	1,688,771	475	404
Net Assets	$37,349,012	$1,259,481	$734,345

Net Assets Consists of:
Paid-in capital	$35,992,186	$1,249,626	$740,144
Total distributable earnings (accumulated losses)	1,356,826	9,855	(5,799)
Net Assets	$37,349,012	$1,259,481	$734,345

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,120,000	50,000	30,000
Net Asset Value, redemption price and offering price per share	$33.35	$25.19	$24.48

(1) Includes loaned securities with a value of:	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Statements of Operations

For the Year or Period Ended December 31, 2023

	Roundhill Video Games ETF	Roundhill Sports Betting & iGaming ETF	Roundhill Ball Metaverse ETF	Roundhill Cannabis ETF
Investment Income
Dividend income (net of withholding taxes and issuance fees of $46,904, $54,437, $151,847 and $2,335, respectively)	$285,717	$1,301,495	$3,241,028	$—
Securities lending income, net	7,759	94,076	162,973	—
Interest income	5,856	17,374	37,374	112,275
Total investment income	299,332	1,412,945	3,441,375	112,275

Expenses
Advisory fees	118,919	875,903	2,607,603	10,778
Tax expense	—	185	185	—
Total expenses before reimbursement	118,919	876,088	2,607,788	10,778
Less waivers and reimbursement by Adviser	—	—	—	(1,959)
Total net expenses	118,919	876,088	2,607,788	8,819
Net investment income	180,413	536,857	833,587	103,456

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Swap Contracts
Net realized gain (loss) from:
Investments	(541,097)	(72,365,002)	(30,489,944)	57
Foreign currency transactions	(10,648)	(355,520)	(50,321)	—
Swap contracts	—	—	—	19,104
Net realized gain (loss) on investments, foreign currency transactions and swap contracts	(551,745)	(72,720,522)	(30,540,265)	19,161
Net change in unrealized appreciation/depreciation on:
Investments	3,229,209	96,267,983	232,109,106	—
Foreign currency translation	(1,016)	3,242	(1,037)	—
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	3,228,193	96,271,225	232,108,069	—
Net realized and unrealized gain (loss) on investments, foreign currency transactions and swap contracts	2,676,448	23,550,703	201,567,804	19,161
Net increase in net assets from operations	$2,856,861	$24,087,560	$202,401,391	$122,617

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Statements of Operations

For the Year or Period Ended December 31, 2023 (Continued)

	Roundhill Magnificent Seven ETF(1)	Roundhill S&P® Global Luxury ETF(2)	Roundhill Alerian LNG ETF(3)
Investment Income
Dividend income (net of withholding taxes and issuance fees of $0, $664 and $107, respectively)	$3,236	$5,801	$3,406
Dividend tax reclaims	—	679	—
Securities lending income, net	—	26	—
Interest income	157,423	106	93
Total investment income	160,659	6,612	3,499

Expenses
Advisory fees	14,517	1,903	1,234
Tax expense	—	185	185
Total expenses	14,517	2,088	1,419
Net investment income	146,142	4,524	2,080

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Swap Contracts
Net realized gain (loss) from:
Investments	119,404	(2,118)	(491)
Foreign currency transactions	—	(63)	483
Net realized gain (loss) on investments and foreign currency transactions	119,404	(2,181)	(8)
Net change in unrealized appreciation/depreciation on:
Investments	492,153	11,757	(4,092)
Foreign currency translation	—	40	—
Swap contracts	951,452	—	—
Net change in unrealized appreciation/depreciation on investments, foreign currency translation and swap contracts	1,443,605	11,797	(4,092)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and swap contracts	1,563,009	9,616	(4,100)
Net increase (decrease) in net assets from operations	$1,709,151	$14,140	$(2,020)

(1)	The Fund commenced operations on April 10, 2023.

(2)	The Fund commenced operations on August 22, 2023.

(3)	The Fund commenced operations on September 19, 2023.

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Statements of Changes in Net Assets

	Roundhill Video Games ETF		Roundhill Sports Betting & iGaming ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
From Operations
Net investment income	$180,413	$292,574	$536,857	$604,454
Net realized loss on investments and foreign currency transactions	(551,745)	(37,470,667)	(72,720,522)	(67,507,904)
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	3,228,193	13,822,197	96,271,225	(41,816,932)
Net increase (decrease) in net assets resulting from operations	2,856,861	(23,355,896)	24,087,560	(108,720,382)

From Distributions
Distributable earnings	(222,207)	(173,639)	—	(309,837)
Return of capital	—	—	—	(470,671)
Total distributions	(222,207)	(173,639)	—	(780,508)

From Capital Share Transactions
Proceeds from shares sold	1,147,748	2,186,870	16,759,088	53,179,428
Cost of shares redeemed	(8,200,183)	(15,895,572)	(58,354,018)	(116,157,365)
Transaction fees (Note 4)	11,662	12,714	2,738	—
Net decrease in net assets resulting from capital share transactions	(7,040,773)	(13,695,988)	(41,592,192)	(62,977,937)

Total Decrease in Net Assets	(4,406,119)	(37,225,523)	(17,504,632)	(172,478,827)

Net Assets
Beginning of year	25,249,886	62,475,409	118,028,083	290,506,910
End of year	$20,843,767	$25,249,886	$100,523,451	$118,028,083

Changes in Shares Outstanding
Shares outstanding, beginning of year	1,800,000	2,500,000	8,225,000	11,675,000
Shares sold	75,000	100,000	975,000	2,950,000
Shares redeemed	(550,000)	(800,000)	(3,425,000)	(6,400,000)
Shares outstanding, end of year	1,325,000	1,800,000	5,775,000	8,225,000

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Statements of Changes in Net Assets

	Roundhill Ball Metaverse ETF		Roundhill Cannabis ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Period Ended December 31, 2022(1)
From Operations
Net investment income	$833,587	$353,305	$103,456	$14,757
Net realized gain (loss) on investments, foreign currency transactions and swap contracts	(30,540,265)	(290,036,259)	19,161	(1,306,291)
Net change in net unrealized appreciation/depreciation on investments, foreign currency translation and swap contracts	232,108,069	(211,465,576)	—	—
Net increase (decrease) in net assets resulting from operations	202,401,391	(501,148,530)	122,617	(1,291,534)

From Distributions
Distributable earnings	(762,710)	(325,056)	—	—
Return of capital	(5,854)	(7,036)	—	—
Total distributions	(768,564)	(332,092)	—	—

From Capital Share Transactions
Proceeds from shares sold	39,406,050	133,681,117	1,545,805	2,786,382
Cost of shares redeemed	(147,757,543)	(195,090,255)	—	—
Transaction fees (Note 4)	32,587	72,625	—	1,566
Net increase (decrease) in net assets resulting from capital share transactions	(108,318,906)	(61,336,513)	1,545,805	2,787,948

Total Increase (Decrease) in Net Assets	93,313,921	(562,817,135)	1,668,422	1,496,414

Net Assets
Beginning of period	370,241,875	933,059,010	1,496,414	—
End of period	$463,555,796	$370,241,875	$3,164,836	$1,496,414

Changes in Shares Outstanding(2)
Shares outstanding, beginning of period	51,375,000	61,525,000	50,000	—
Shares sold	3,750,000	11,500,000	55,000	50,000
Shares redeemed	(14,950,000)	(21,650,000)	—	—
Shares outstanding, end of period	40,175,000	51,375,000	105,000	50,000

(1)	The Fund commenced operations on April 19, 2022.

(2)	Share amounts for Roundhill Cannabis ETF have been adjusted for a 1 for 5 reverse stock split effective on May 1, 2023 (Note 9).

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Statements of Changes in Net Assets

	Roundhill Magnificent Seven ETF	Roundhill S&P® Global Luxury ETF
	Period Ended December 31, 2023(1)	Period Ended December 31, 2023(2)
From Operations
Net investment income	$146,142	$4,524
Net realized gain (loss) on investments, foreign currency transactions and swap contracts	119,404	(2,181)
Net change in net unrealized appreciation/depreciation on investments, foreign currency translation and swap contracts	1,443,605	11,797
Net increase in net assets resulting from operations	1,709,151	14,140

From Distributions
Distributable earnings	(143,008)	(4,285)
Return of capital	—	(18)
Total distributions	(143,008)	(4,303)

From Capital Share Transactions
Proceeds from shares sold	38,186,462	1,249,500
Cost of shares redeemed	(2,403,593)	—
Transaction fees (Note 4)	—	144
Net increase in net assets resulting from capital share transactions	35,782,869	1,249,644

Total Increase in Net Assets	37,349,012	1,259,481

Net Assets
Beginning of period	—	—
End of period	$37,349,012	$1,259,481

Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—
Shares sold	1,200,000	50,000
Shares redeemed	(80,000)	—
Shares outstanding, end of period	1,120,000	50,000

(1)	The Fund commenced operations on April 10, 2023.

(2)	The Fund commenced operations on August 22, 2023.

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Statement of Changes in Net Assets

Roundhill Alerian LNG ETF
Period Ended December 31, 2023(1)
From Operations
Net investment income	$2,080
Net realized loss on investments and foreign currency transactions	(8)
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	(4,092)
Net decrease in net assets resulting from operations	(2,020)

From Distributions
Distributable earnings	(3,779)
Return of capital	(12,506)
Total distributions	(16,285)

From Capital Share Transactions
Proceeds from shares sold	752,436
Transaction fees (Note 4)	214
Net increase in net assets resulting from capital share transactions	752,650

Total Increase in Net Assets	734,345

Net Assets
Beginning of period	—
End of period	$734,345

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	30,000
Shares outstanding, end of period	30,000

(1)	The Fund commenced operations on September 19, 2023.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Roundhill ETFs

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)
		Income from Investment Operations:				Less Distributions Paid From:
	Net Asset Value, Beginning of Period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments		Total from investment operations	Net investment income	Net realized gains		Return of capital		Total distributions paid
Roundhill Video Games ETF
For the year 01/01/2023 - 12/31/2023	$14.03	0.11	1.75		1.86	(0.17)	—		—		(0.17)
For the year 01/01/2022 - 12/31/2022	$24.99	0.14	(11.01)		(10.87)	(0.10)	—		—		(0.10)
For the year 01/01/2021 - 12/31/2021	$30.09	0.05	(5.17)		(5.12)	(0.01)	—		—		(0.01)
For the year 01/01/2020 - 12/31/2020	$16.01	0.04	14.34		14.38	(0.10)	(0.22)		—		(0.32)
For the period 06/03/2019(10) - 12/31/2019	$14.86	0.08	1.11		1.19	(0.05)	—		(0.00	)(11)	(0.05)
Roundhill Sports Betting & iGaming ETF
For the year 01/01/2023 - 12/31/2023	$14.35	0.08	2.98		3.06	—	—		—		—
For the year 01/01/2022 - 12/31/2022	$24.88	0.07	(10.51)		(10.44)	(0.04)	—		(0.05)		(0.09)
For the year 01/01/2021 - 12/31/2021	$25.86	0.08	(1.06)		(0.98)	—	—		—		—
For the period 06/03/2020(10) - 12/31/2020	$15.41	0.11	10.41		10.52	(0.07)	—		(0.00	)(11)	(0.07)
Roundhill Ball Metaverse ETF
For the year 01/01/2023 - 12/31/2023	$7.21	0.02	4.33		4.35	(0.02)	—		(0.00	)(11)	(0.02)
For the year 01/01/2022 - 12/31/2022	$15.17	0.01	(7.96)		(7.95)	(0.01)	—		(0.00	)(11)	(0.01)
For the period 06/29/2021(10) - 12/31/2021	$15.07	(0.01)	0.10	(12)	0.09	—	—		—		—
Roundhill Cannabis ETF
For the year 01/01/2023 - 12/31/2023(15)	$29.95	1.18	(0.99	)(12)	0.19	—	—		—		—
For the period 04/19/2022(10) - 12/31/2022	$76.60	0.45	(47.15)		(46.70)	—	—		—		—
Roundhill Magnificent Seven ETF
For the period 04/10/2023(10) - 12/31/2023	$24.77	0.67	8.05		8.72	(0.14)	(0.00	)(11)	—		(0.14)
Roundhill S&P® Global Luxury ETF
For the period 08/22/2023(10) - 12/31/2023	$24.99	0.09	0.20		0.29	(0.09)	—		(0.00	)(11)	(0.09)
Roundhill Alerian LNG ETF
For the period 09/19/2023(10) - 12/31/2023	$25.12	0.07	(0.18)		(0.11)	(0.12)	—		(0.42)		(0.54)

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Financial Highlights

Per Share Operating Performance (For a share outstanding throughout each period)		Ratios/ Supplemental Data
Capital Share Transactions:							Ratios to Average Net Assets of: (2)
Transaction fees (see Note 4)	Net Asset Value, End of Period	Total return, at NAV(3)(7)		Total return, at Market(7)		Net assets, end of period (000’s)	Expenses, before waivers		Expenses, after waivers		Net investment income (loss), before waivers	Net investment income (loss), after waivers	Portfolio turnover rate(7)(8)

0.01	$15.73	13.35%		12.92	%(4)	$20,844	0.50%		0.50%		0.76%	0.76%	17%
0.01	$14.03	-43.49%		-43.28	%(4)	$25,250	0.50%		0.50%		0.78%	0.78%	83%
0.03	$24.99	-16.93%		-17.57	%(4)	$62,475	0.50%		0.50%		0.16%	0.16%	52%
0.02	$30.09	89.88	%(9)	89.62	%(4)(9)	$73,717	0.50%		0.44%		0.12%	0.18%	93%
0.01	$16.01	8.11	%(9)	8.42	%(4)(9)	$10,810	0.50%		0.25%		0.65%	0.90%	34%

0.00(11)	$17.41	21.30%		21.17	%(4)	$100,523	0.75%		0.75%		0.46%	0.46%	64%
—	$14.35	-41.99%		-42.00	%(4)	$118,028	0.75%		0.75%		0.38%	0.38%	43%
0.00(11)	$24.88	-3.78%		-3.91	%(4)	$290,507	0.75%		0.75%		0.26%	0.26%	52%
0.00(11)	$25.86	68.28%		68.15	%(4)	$206,891	0.75%		0.75%		0.92%	0.92%	43%

0.00(11)	$11.54	60.37%		60.57	%(4)	$463,556	0.59%		0.59%		0.19%	0.19%	30%
0.00(11)	$7.21	-52.44%		-52.66	%(4)	$370,242	0.60%		0.60%		0.06%	0.06%	47%
0.01	$15.17	0.63%		0.73	%(4)	$933,059	0.75%		0.75%		-0.13%	-0.13%	41%

—	$30.14	0.71%		0.87	%(5)	$3,165	0.48%		0.39%		4.49%	4.58%	0%
0.05	$29.95	-60.93%		-60.94	%(5)	$1,496	0.75%		0.52%		1.09%	1.32%	65%

—	$33.35	35.21%		35.63	%(6)	$37,349	0.29%		0.29%		2.92%	2.92%	81%

0.00(11)	$25.19	1.14%		0.95	%(4)	$1,259	0.49	%(13)	0.49	%(13)	1.07%	1.07%	1%

0.01	$24.48	-0.41%		-0.57	%(4)	$734	0.75	%(14)	0.75	%(14)	1.10%	1.10%	11%

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Financial Highlights

(1)	Per share net investment income (loss) was calculated using average shares outstanding.

(2)	Annualized for periods less than one year.

(3)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value on ex-date during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(4)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value on pay date during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca Stock Exchange. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca Stock Exchange.

(5)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value on pay date during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the CBOE BZX Exchange. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the CBOE BZX Exchange.

(6)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value on pay date during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NASDAQ Stock Market, LLC. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NASDAQ Stock Market, LLC.

(7)	Not annualized for periods less than one year.

(8)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(9)

The returns reflect the actual performance for the period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period

(10)	Commencement of operations.

(11)	Less than $0.005.

(12)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(13)	Includes tax expense of 0.04% for the period ended December 31, 2023.

(14)	Includes tax expense of 0.10% for the period ended December 31, 2023.

(15)

During the year ended December 31, 2023, the Fund effected the following reverse stock split: May 1, 2023, 1 for 5. All historical per share information has been retroactively adjusted to reflect this reverse stock split.

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Notes to Financial Statements

December 31, 2023

1.	ORGANIZATION

Roundhill Video Games ETF (“NERD”), Roundhill Sports Betting & iGaming ETF (“BETZ”), Roundhill Ball Metaverse ETF (“METV”), Roundhill Cannabis ETF (“WEED”), Roundhill Magnificent Seven ETF (“MAGS”), Roundhill S&P® Global Luxury ETF (“LUXX”) and Roundhill Alerian LNG ETF (“LNGG”) (each a “Fund” and collectively, the “Funds”) are non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

NERD is a passively-managed exchange-traded fund (“ETF”). NERD’s objective is to track the total return performance, before fees and expenses, of the Nasdaq CTA Global Video Games Software Index (the “NERD Index”). The NERD Index, which was developed and is maintained by both Nasdaq and the Consumer Technology Association, is a modified theme-adjusted free float market capitalization index designed to track the performance of the common stock (or corresponding depositary receipts) of exchange-listed companies engaged in video game publishing and/or video game development.

BETZ is a passively-managed ETF. BETZ’s objective is to track the total return performance, before fees and expenses, of the Morningstar Sports Betting & iGaming Select Index (the “Index”). The Index tracks the performance of the common stock (or corresponding ADRs or GDRs) of domestic and foreign sports and online betting (a/k/a iGaming) companies. Sports betting and iGaming companies are broadly defined as companies engaged, directly or indirectly, in analyzing sports events and wagering on the outcome and/or in betting online in games of chance.

METV is a passively-managed ETF. METV’s objective is to track the performance, before fees and expenses, of the Ball Metaverse Index (the “METV Index”). The META Index tracks the performance of globally-listed equity securities of companies that engage in activities or provide products, services, technologies, or technological capabilities to enable the Metaverse, and benefit from its generated revenues (“Metaverse Companies”). “Metaverse” is a term used to refer to a future iteration of the Internet. Users will primarily engage with the Metaverse through persistent, simultaneous, and shared three-dimensional virtual simulations and spaces. The Metaverse will also connect to physical spaces, two-dimensional Internet experiences (e.g., standard apps, webpages), and finite simulations (e.g., a game). The Metaverse will be supported by a wide range of technologies, tools, and standards that enable high volumes of concurrent users, a rich virtual-only economy of labor, goods, and services, and wide-ranging interoperability of data, digital assets, and content.

WEED is an actively managed ETF. WEED seeks to achieve its investment objective by investing primarily in exchange-listed equity securities and total return swaps intended to provide exposure to the cannabis and hemp ecosystem. The cannabis and hemp ecosystem encompasses businesses involved in the production, distribution and marketing of cannabis and hemp and products derived therefrom

MAGS is an actively managed ETF. MAGS pursues its investment objective by seeking investment exposure to the largest companies (“Underlying Issuers”) in technology industries, which includes automotive, technology hardware, e-commerce discretionary, internet media & services, semiconductors and software. MAGS offers exposure to Underlying Issuers primarily through the use of swap agreements and/or forward contracts, as well as equity securities issued by the Underlying Issuers.

LUXX is a passively-managed ETF. LUXX’s objective seeks to track the performance, before fees and expenses, of the S&P Global Luxury Index (the “Index”), which, in turn, provides exposure to the production, distribution, or provision of luxury goods and services (collectively, Luxury Companies).

LNGG is a passively-managed ETF. LNGG’s objective seeks to track the performance, before fees and expenses, of the Alerian Liquefied Natural Gas Index (the “Index”), which, in turn, provides exposure to the liquefied natural gas industry (“LNG Industry”). The LNG Industry encompasses liquefication, liquefied natural gas carriers, regasification, and diversified liquefied natural gas.

Costs incurred by MAGS, LUXX and LNGG, in connection with the organization, registration and the initial public offering of shares were paid by Roundhill Financial Inc. (“Roundhill” or the “Adviser”), the Funds’ Investment Adviser.

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of each Fund will be equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, each Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price. Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time each Fund calculates its NAV on the valuation date, whichever is earlier.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The valuation of each Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act. The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available, the securities will be valued at fair value.

Total return swap contracts are valued using the closing price of the underlying security or benchmark that the contract is tracking.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2023 are as follows:

	Level 1	Level 2	Level 3		Total
NERD
Investments - Assets:
Common Stocks*	$20,763,658	$—	$—		$20,763,658
Money Market Fund	3,300	—	—		3,300
Investments Purchased With Proceeds From Securities Lending**	—	—	—		2,919,764
Total Investments - Assets	$20,766,958	$—	$—		$23,686,722

BETZ
Investments - Assets:
Common Stocks*	$100,329,321	$—	$—		$100,329,321
Warrants	—	—	—	^	—
Money Market Fund	161,521	—	—		161,521
Investments Purchased With Proceeds From Securities Lending**	—	—	—		7,809,974
Total Investments - Assets	$100,490,842	$—	$—		$108,300,816

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

	Level 1	Level 2	Level 3	Total
METV
Investments - Assets:
Common Stocks*	$460,154,188	$—	$—	$460,154,188
Real Estate Investment Trusts	2,737,521	—	—	2,737,521
Money Market Fund	589,045	—	—	589,045
Investments Purchased With Proceeds From Securities Lending**	—	—	—	67,458,659
Total Investments - Assets	$463,480,754	$—	$—	$530,939,413

WEED
Investments - Assets:
Money Market Fund	$587,260	$—	$—	$587,260
U.S. Treasury Bills	—	2,446,641	—	2,446,641
Total Investments - Assets	$587,260	$2,446,641	$—	$3,033,901

Other Financial Instruments***
Long Total Return Equity Swap Contracts	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

MAGS
Investments - Assets:
Common Stocks*	$14,816,058	$—	$—	$14,816,058
Money Market Fund	5,113,863	—	—	5,113,863
U.S. Treasury Bills	—	15,469,735	—	15,469,735
Total Investments - Assets	$19,929,921	$15,469,735	$—	$35,399,656

Other Financial Instruments***
Long Total Return Equity Swap Contracts	$—	$951,452	$—	$951,452
Total Swap Contracts	$—	$951,452	$—	$951,452

LUXX
Investments - Assets:
Common Stocks*	$1,256,980	$—	$—	$1,256,980
Money Market Fund	1,592	—	—	1,592
Total Investments - Assets	$1,258,572	$—	$—	$1,258,572

LNGG
Investments - Assets:
Common Stocks*	$730,623	$—	$—	$730,623
Money Market Fund	3,204	—	—	3,204
Total Investments - Assets	$733,827	$—	$—	$733,827

*	See the Schedule of Investments for industry classifications.

**

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

***	Swap contracts are derivative instruments, which are presented at the unrealized appreciation/depreciation on the instrument in the Statements of Assets and Liabilities.

^	The Fund held a Level 3 security at the end of the year valued at $0.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with Funds’ understanding of the applicable tax rules and regulations. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value. Distributions received from REITs may be classified as dividends, capital gains, or return of capital.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Funds are treated as separate entities for Federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, each Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Funds generally pay out dividends from net investment income, if any, at least annually, and distribute their net capital gains, if any, to shareholders at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Funds’ Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of December 31, 2023, the Funds’ fiscal period end, the Funds had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of December 31, 2023, the Funds’ fiscal period end, the Funds had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

The Funds recognized no interest or penalties related to uncertain tax benefits in the 2023 fiscal period. At December 31, 2023, the Funds’ fiscal period end, the tax periods from previous three fiscal years (or commencement of operations, if shorter) remained open to examination in the Funds’ major tax jurisdictions.

Indemnification

In the normal course of business, the Funds expect to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

Derivatives

WEED and MAGS may enter into total return swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Funds. The amount of receivable/payable for open swap contracts represents the gain/loss amount accrued on swaps held at the December 29, 2023 monthly reset date that will be received/paid from/to the broker.

The total return swap contracts are subject to master netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds through a single payment, in the event of default or termination. Amounts presented on the Schedules of Total Return Swaps are gross settlement amounts.

The following table presents the Funds’ gross derivative assets and liabilities by counterparty and contract type, net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Funds as of December 31, 2023.

Roundhill Cannabis ETF

			Gross Amounts of Recognized Assets/ (Liabilities) Presented in the Statements	Gross Amounts Offset in the Statements	Net Amount Presented in the Statements	Gross Amounts not offset in the Statements of Assets & Liabilities
	Counterparty	Investment Type	of Assets & Liabilities	of Assets & Liabilities	of Assets & Liabilities	Financial Instruments	Collateral Paid	Net Amount
Assets	Nomura Securities International Inc.	Total Return Swap Contracts	$234,985	$(105,421)	$129,564	$—	$—	$129,564
Liabilities	Nomura Securities International Inc.	Total Return Swap Contracts	$(105,421)	$105,421	$—	$—	$—	$—

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

Roundhill Magnificent Seven ETF

			Gross Amounts of Recognized Assets/ (Liabilities) Presented in the Statements	Gross Amounts Offset in the Statements	Net Amount Presented in the Statements	Gross Amounts not offset in the Statements of Assets & Liabilities
	Counterparty	Investment Type	of Assets & Liabilities	of Assets & Liabilities	of Assets & Liabilities	Financial Instruments	Collateral Paid	Net Amount
Assets	Nomura Securities International Inc.	Total Return Swap Contracts	$951,452	$—	$951,452	$—	$—	$951,452

The average monthly notional amount of the swap contracts during the period ended December 31, 2023 was as follows:

Average Monthly Notional Amount of Swap Contracts
Roundhill Cannabis ETF	$2,312,826
Roundhill Magnificent Seven ETF	5,237,247

The following is a summary of the effect of swap contracts on the Funds’ Statements of Assets and Liabilities as of December 31, 2023:

	Derivative	Statements of Assets and Liabilities	Assets	Liabilities
Roundhill Cannabis ETF	Equity Risk Swap Contracts	Receivable for open swap contracts, net	$129,564	$—
Roundhill Magnificent Seven ETF	Equity Risk Swap Contracts	Unrealized appreciation on swap contracts	951,452	—

The following is a summary of the effect of swap contracts on the Funds’ Statements of Operations for the period ended December 31, 2023:

	Derivative	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation
Roundhill Cannabis ETF	Equity Risk Swap Contracts	Swap Contracts	$19,104	$—
Roundhill Magnificent Seven ETF	Equity Risk Swap Contracts	Swap Contracts	—	951,452

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Funds’ assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

Pursuant to the Advisory Agreement between the Trust, on behalf of the Funds, and Roundhill, each Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at the following annual rates:

NERD	0.50%
BETZ	0.75%
METV	0.59%
WEED	0.39%*
MAGS	0.29%
LUXX	0.45%
LNGG	0.65%

*	Effective May 1, 2023, the WEED management fee was reduced from 0.75%.

Roundhill has agreed to pay all expenses of the Funds except the fee paid to Roundhill under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any). Roundhill, in turn, compensates Exchange Traded Concepts, LLC as the Sub-Adviser from the management fee it receives.

Exchange Traded Concepts, LLC (the “Sub-Adviser”), an Oklahoma limited liability company serves as the sub-adviser to the Funds. The Sub-Adviser is majority owned by Cottonwood ETF Holdings LLC. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Fund’s Index, subject to the supervision of the Adviser and the Board, including the independent Trustees. For its services, the Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, and subject to a minimum annual fee as follows:

Minimum Annual Fee*	Asset-Based Fee
$15,000	4 bps (0.04%) on the first $200 million 3.5 bps (0.035%) on the next $800 million 3 bps (0.03%) on the next $1 billion 2.5 bps (0.025%) on the balance over $2 billion

*	The minimum annual fee for MAGS is $20,000.

Fee Waiver Agreement

For WEED, the Adviser contractually agreed to waive 0.16% of the management fees of the Fund until at least April 30, 2023. Effective October 12, 2022, the agreement was amended to further waive an additional 0.20% of the management fee, until at least April 30, 2023. The Adviser waived $1,959 during the year ended December 31, 2023. Pursuant to the Fee Waiver Agreement, waived fees are not subject to recoupment by the Adviser.

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as each Fund’s distributor pursuant to an ETF Distribution Agreement. The Distributor receives compensation from the Adviser for certain statutory underwriting services it provides to the Funds. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Rule 12b-1 Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accounting agent of the Funds pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays each Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of NERD, BETZ, METV, LUXX and LNGG are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Shares of WEED are listed on the CBOE BZX Exchange, Inc. Shares of MAGS are listed on the NASDAQ Stock Market, LLC. Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of each Fund will be equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased or redeemed by an investor on the applicable business day. The Creation Unit Transaction Fee charged by each Fund for each creation order is as follows:

NERD	$500
BETZ	$500
METV	$500
WEED	$300
MAGS	$300
LUXX	$750
LNGG	$300

The fixed creation unit transaction fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (i) creations effected outside the Clearing Process and (ii) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase or redeem the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Funds are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the Funds and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Funds will be issued to such authorized participant notwithstanding the fact that the Funds’ deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Funds or their agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Funds for losses, if any.

5.	FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Long-Term Capital Gain	Return of Capital
	Fiscal year or period ended December 31, 2023
NERD	$222,207	$—	$—
BETZ	—	—	—
METV	762,710	—	5,854
WEED	—	—	—
MAGS	143,008	—	—
LUXX	4,285	—	18
LNGG	3,886	—	12,506

	Ordinary Income(1)	Long-Term Capital Gain	Return of Capital
	Fiscal year or period ended December 31, 2022
NERD	$173,639	$—	$—
BETZ	309,837	—	470,671
METV	325,056	—	7,036
WEED	—	—	—

(1)	Ordinary income includes short-term capital gains.

At December 31, 2023, the Funds’ fiscal period end, the components of distributable earnings (accumulated losses) and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

	NERD	BETZ	METV
Federal Tax Cost of Investments	$25,707,087	$117,367,368	$566,742,261
Gross Tax Unrealized Appreciation	$2,572,330	$7,706,111	$53,919,020
Gross Tax Unrealized Depreciation	(4,592,695)	(16,772,663)	(89,721,868)
Net Tax Unrealized Appreciation (Depreciation)	(2,020,365)	(9,066,552)	(35,802,848)
Undistributed Ordinary Income	39,261	535,165	—
Other Accumulated Gain (Loss)	(39,779,317)	(153,493,504)	(298,943,427)
Total Distributable Earnings / (Accumulated Losses)	$(41,760,421)	$(162,024,891)	$(334,746,275)

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

	WEED	MAGS	LUXX	LNGG
Federal Tax Cost of Investments	$3,033,901	$34,999,386	$1,246,815	$739,626
Gross Tax Unrealized Appreciation	$—	$1,702,147	$79,313	$21,700
Gross Tax Unrealized Depreciation	—	(350,424)	(67,556)	(27,499)
Net Tax Unrealized Appreciation (Depreciation)	—	1,351,723	11,757	(5,799)
Undistributed Ordinary Income	—	5,103	—	—
Other Accumulated Gain (Loss)	(328,264)	—	(1,902)	—
Total Distributable Earnings / (Accumulated Losses)	$(328,264)	$1,356,826	$9,855	$(5,799)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and mark-to-market treatment of passive foreign investment companies.

Under current tax law, net capital losses realized after October 31 as well as certain specified ordinary losses incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses and post-October losses are determined only at the end of each fiscal year. At December 31, 2023, the Funds’ fiscal period end, the Funds had carryforward losses and post-October losses which will be carried forward indefinitely to offset future realized capital gains as follows:

	Indefinite Long-Term Capital Loss Carryover	Indefinite Short-Term Capital Loss Carryover	Late-Year Losses	Post-October Losses
Roundhill Video Games ETF	$32,583,865	$7,193,693	$—	$—
Roundhill Sports Betting & iGaming ETF	110,737,476	42,753,509	—	—
Roundhill Ball Metaverse ETF	102,058,355	196,880,883	—	—
Roundhill Cannabis ETF	—	328,264	—	—
Roundhill Magnificent Seven ETF	—	—	—	—
Roundhill S&P® Global Luxury ETF	—	1,942	—	—
Roundhill Alerian LNG ETF	—	—	—	—

For the fiscal period ended December 31, 2023, the amounts of carryforward capital losses utilized were as follows:

Roundhill Video Games ETF	$49,462
Roundhill Sports Betting & iGaming ETF	—
Roundhill Ball Metaverse ETF	708,337
Roundhill Cannabis ETF	72,776
Roundhill Magnificent Seven ETF	—
Roundhill S&P® Global Luxury ETF	—
Roundhill Alerian LNG ETF	—

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind and the write-off of net operating losses. For the fiscal period ended December 31, 2023, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities.

	Total Distributable Earnings (Accumulated Losses)	Paid-in Capital
Roundhill Video Games ETF	$(757,287)	$757,287
Roundhill Sports Betting & iGaming ETF	(3,120,428)	3,120,428
Roundhill Ball Metaverse ETF	(17,479,243)	17,479,243
Roundhill Cannabis ETF	593,732	(593,732)
Roundhill Magnificent Seven ETF	(209,317)	209,317
Roundhill S&P® Global Luxury ETF	—	—
Roundhill Alerian LNG ETF	—	—

6.	INVESTMENT TRANSACTIONS

During the year or period ended December 31, 2023, the Funds realized net capital gains and losses resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statements of Operations is as follows:

	Realized Gains	Realized Losses
NERD	$1,013,603	$(169,927)
BETZ	9,731,339	(1,894,858)
METV	26,663,673	(3,497,584)
WEED	—	—
MAGS	216,174	—
LUXX	—	—
LNGG	—	—

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the year or period ended December 31, 2023 were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
NERD	$4,041,334	$5,588,346	$910,708	$6,483,652
BETZ	76,373,484	73,587,360	14,487,485	56,986,346
METV	130,195,739	138,989,381	35,295,033	134,882,828
WEED	—	—	—	—
MAGS	18,482,586	2,772,719	—	1,505,366
LUXX	62,211	8,445	1,193,399	—
LNGG	398,765	82,013	417,966	—

7.	SECURITIES LENDING

The Funds may lend domestic and foreign securities in their portfolios to approved brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program effective November 19, 2020, which is administered by the Custodian. The securities lending agreement requires that loans are initially collateralized in an amount equal to at least 105% of the then current market value of any loaned securities that are foreign securities, or 102% of the then current market value of any other

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

loaned securities. The custodian performs on a daily basis marking to market loaned securities and collateral. Each borrower is required, if necessary, to deliver additional collateral so that the total collateral held in the account for all loans of the Funds to the borrower will equal at least 100% of the market value of the loaned securities. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines allow the cash collateral to be invested in readily marketable, high quality, short-term obligations issued or guaranteed by the United States Government; however, such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

The collateral invested in the Funds, if any, is reflected in each Fund’s Schedule of Investments and is included in the Statements of Assets and Liabilities in the line item labeled “Investments, at value.” A liability of equal value to the cash collateral received and subsequently invested in the Funds is included on the Statements of Assets and Liabilities as “Payable for collateral on securities loaned.” During the period ended December 31, 2023, the Funds loaned securities and received cash collateral for the loans, which was invested in the Mount Vernon Liquid Assets Portfolio, LLC. The Funds receive compensation in the form of loan fees owed by borrowers and income earned on collateral investments. A portion of the interest received on the loan collateral is retained by the Funds and the remainder is rebated to the borrower of the securities. Pursuant to the securities lending agreement between the Trust, on behalf of the Funds, and the Custodian, each Fund pays a fee to the Custodian, which is calculated daily and paid monthly, at a rate of 20% of the Funds’ aggregate net income. The net amount of interest earned, after the interest rebate and the allocation to the Custodian, is included in the Statements of Operations as “Securities lending income, net.” The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period.

As of December 31, 2023, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan and Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
NERD	$2,775,323	$2,919,764
BETZ	7,470,104	7,809,974
METV	63,762,835	67,458,659
WEED	—	—
MAGS	—	—
LUXX	—	—
LNGG	—	—

*	The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC, an investment with an overnight and continuous maturity, as shown on the Schedules of Investments.

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

8.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to the principal risks, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

A complete description of the principal risks is included in the Funds’ prospectuses under the heading “Principal Investment Risks.”

Roundhill ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

9.	REVERSE STOCK SPLIT

During the year ended December 31, 2023, WEED shares were adjusted to reflect one reverse stock split. The effect of this reverse stock split was to reduce the number of shares outstanding in the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. All historical per share information has been retroactively adjusted to reflect this reverse stock split. Set forth below are details regarding the reverse stock split effected on May 1, 2023:

	Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
WEED	5/1/2023	1 for 5	$4.35	$22.17	350,000	70,000

10. OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

11.	SUBSEQUENT EVENTS

Management has evaluated the Funds’ related events and transactions that occurred subsequent to December 31, 2023, through the date of issuance of the Funds’ financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Roundhill ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of Roundhill ETFs and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and total return swaps (as applicable), of Roundhill Video Games ETF, Roundhill Sports Betting & iGaming ETF, Roundhill Ball Metaverse ETF, Roundhill Cannabis ETF, Roundhill Magnificent Seven ETF (formerly known as Roundhill BIG Tech ETF), Roundhill S&P® Global Luxury ETF and Roundhill Alerian LNG ETF (the “Funds”), each a series of Listed Funds Trust, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Roundhill Video Games ETF	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020 and for the period from June 3, 2019 (commencement of operations) through December 31, 2019
Roundhill Sports Betting & iGaming ETF	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021 and for the period from June 3, 2020 (commencement of operations) through December 31, 2020
Roundhill Ball Metaverse ETF	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023 and 2022 and for the period from June 29, 2021 (commencement of operations) through December 31, 2021
Roundhill Cannabis ETF	For the year ended December 31, 2023	For the year ended December 31, 2023 and for the period from April 19, 2022 (commencement of operations) through December 31, 2022
Roundhill Magnificent Seven ETF	For the period from April 10, 2023 (commencement of operations) through December 31, 2023
Roundhill S&P® Global Luxury ETF	For the period from August 22, 2023 (commencement of operations) through December 31, 2023
Roundhill Alerian LNG ETF	For the period from September 19, 2023 (commencement of operations) through December 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Roundhill ETFs

Report of Independent Registered Public Accounting Firm

(Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 29, 2024

Roundhill S&P® Global Luxury ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

(Unaudited)

At meetings held on February 21, 2023 (the “February Meeting”) and March 8, 2023 (the “March Meeting” and together with the February Meeting, the “Meetings”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of an advisory agreement (the “Advisory Agreement”) between Roundhill Financial Inc. (the “Adviser”) and the Trust, on behalf of Roundhill S&P® Global Luxury ETF (the “Fund”), and a sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) between the Adviser, the Trust, and Exchange Traded Concepts, LLC (the “Sub-Adviser”) with respect to the Fund.

Pursuant to Section 15 of the 1940 Act, the Agreements must be approved by: (i) the vote of the Board or shareholders of the Fund; and (ii) the vote of a majority of the Independent Trustees, cast at a meeting called for the purpose of voting on such approval. As discussed in greater detail below, in preparation for the Meetings, the Board requested from, and reviewed a wide variety of information provided by, the Adviser and Sub-Adviser.

In addition to the written materials provided to the Board in advance of the Meetings, representatives from the Adviser and Sub-Adviser provided the Board with an overview, during the March Meeting, of the Fund’s proposed strategy, the services proposed to be provided to the Fund by the Adviser and Sub-Adviser, and additional information about the Adviser’s and Sub-Adviser’s advisory business, including information on investment personnel, financial resources, experience, investment processes, and compliance program. The representatives discussed the services to be provided by the Adviser and Sub-Adviser, as well as the rationale for launching the Fund, the Fund’s proposed fees, and the operational aspects of the Fund. The Board considered the materials it received in advance of the Meetings, including a memorandum from legal counsel to the Trust regarding the responsibilities of the Trustees in considering the approval of the Agreements under the 1940 Act, and information conveyed during the Adviser’s and Sub-Adviser’s oral presentations. The Board deliberated on the approval of the Agreements in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser and Sub-Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the proposed advisory and sub-advisory arrangements and the Independent Trustees’ responsibilities relating thereto.

At the Meetings, the Board, including a majority of the Independent Trustees, evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund; (ii) the Fund’s anticipated expenses and performance; (iii) the cost of the services to be provided and anticipated profits to be realized by the Adviser and Sub-Adviser from its relationship with the Trust and the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which economies of scale would be realized as the Fund grows and whether the overall advisory fee for the Fund would enable investors to share in the benefits of economies of scale; (vi) any benefits to be derived by the Adviser or Sub-Adviser from the relationship with the Trust and the Fund, including any fall-out benefits enjoyed by the Adviser or Sub-Adviser; and (vii) other factors the Board deemed relevant. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and the individual Trustees may have attributed different weights to various factors.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that the Adviser will be providing, among other things, a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Adviser will have as investment adviser to the Fund, including the oversight of the activities and operations of the Sub-Adviser and other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. In considering the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past and current reports from the Trust’s Chief Compliance Officer (“CCO”) regarding her review of the Adviser’s compliance program, as well as the Board’s experience with the Adviser as the investment adviser to other series of the Trust. The Board noted that it had received a copy of the Adviser’s Form ADV, as well as the responses of the Adviser to a detailed series of questions that included, among other things, information about the Adviser’s decision making process, details about the Fund, and information about the services to be provided by the Adviser. The

Roundhill S&P® Global Luxury ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

(Unaudited) (Continued)

Board also considered the Adviser’s operational capabilities and resources and its experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent, and quality of the services to be provided to the Fund by the Adviser.

Fund Expenses and Performance. Because the Fund had not yet commenced operations, the Board noted that there was no historical performance record to consider. The Board was presented with information about the Fund’s investment strategies and expected break-even expense analyses. The Board then reviewed the proposed expense ratio for the Fund and compared it to expense ratios of the funds selected by Barrington Partners as most comparable (the “Category Peer Group”) and its most direct competitors as identified by the Adviser (the “Selected Peer Group”). The Board noted that the proposed expense ratio for the Fund was higher than the median for the Category Peer Group, and was higher than the expense ratios for the Selected Peer Group. Based on its review, the Board concluded that the investment advisory fee and expense ratios appeared to be competitive and are otherwise reasonable in light of the information provided.

Cost of Services to be Provided and Profitability. The Board considered the cost of the services to be provided by the Adviser, the proposed advisory and sub-advisory fees, and the estimated profitability projected by the Adviser, including the methodology underlying such projection. The Board took into consideration that the advisory fee for the Fund was a “unitary fee,” meaning the Fund would pay no expenses other than the advisory fee and certain other costs such as interest, taxes, brokerage, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers, including the Sub-Adviser, and paying the Fund’s other expenses out of its own revenue and resources. The Board also evaluated the compensation and benefits expected to be received by the Adviser from its relationship with the Fund, taking into account the Adviser’s anticipated profitability analysis with respect to the Fund and the financial resources the Adviser had committed and proposed to commit to its business. The Board determined such analyses were not a significant factor given that the Fund had not yet commenced operations and consequently, the future size of the Fund and the Adviser’s future profitability were generally unpredictable.

Economies of Scale. The Board expressed the view that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board noted, however, that any economies would, to some degree, be shared with the Fund’s shareholders through the Fund’s unitary fee structure. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

Conclusion. No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreement, including the compensation payable thereunder, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement for an initial term of two years was in the best interests of the Fund and its shareholders.

Approval of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services to be Provided. The Board considered the scope of services to be provided to the Fund under the Sub-Advisory Agreement, noting that the Sub-Adviser would provide investment management services to the Fund. The Board noted the responsibilities that the Sub-Adviser would have as the Fund’s investment sub-adviser, including: responsibility for the management of the securities and other assets of the Fund, subject to the supervision and oversight of the Adviser; determining the assets to be purchased, retained or sold by the Fund; executing placement of orders and selection of brokers or dealers for such orders; general portfolio compliance with relevant law; responsibility for daily monitoring of portfolio exposures and quarterly reporting to the Board; proxy voting with respect to securities held by the Fund; and implementation of Board directives as they relate to the Fund.

In considering the nature, extent, and quality of the services to be provided by the Sub-Adviser, the Board considered the quality of the Sub-Adviser’s compliance program and past and current reports from the Trust’s CCO regarding her review of the Sub-Adviser’s compliance program, as well as the Board’s experience with the Sub-Adviser as the investment sub-adviser to other series of the Trust. The Board further noted that they had received and reviewed materials with regard to the Sub-Adviser, including its responses to a detailed series of questions that included, among other things, information about the Sub-Adviser’s decision making process, details about the Fund, and information about the services to be provided by the Sub-Adviser. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations. The Board also considered, among other

Roundhill S&P® Global Luxury ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

(Unaudited) (Continued)

things, the professional experience and qualifications of the senior management and key professional personnel of the Sub-Adviser, including those individuals responsible for portfolio management. The Board concluded, within the context of its full deliberations, it was satisfied with the nature, extent, and quality of the services to be provided to the Fund by the Sub-Adviser.

Fund Expenses and Performance. Because the Fund had not yet commenced operations, the Board noted that there was no historical performance record to consider. The Board was presented with information about the Fund’s investment strategies and expected break-even expense analyses. The Board also reviewed information regarding the Fund’s proposed advisory and sub-advisory fees, including advisory fees and total expense ratios of those funds that might be considered peers of the Fund. Based on its review, the Board concluded that the sub-advisory fee and expense ratios appeared to be competitive and are otherwise reasonable in light of the information provided.

Costs of Services to be Provided and Profitability. The Board considered the cost of the services to be provided by the Adviser, the proposed advisory and sub-advisory fees, and the estimated profitability projected by the Adviser and Sub-Adviser, including the methodology underlying such projection. The Board considered that the fees to be paid to the Sub-Adviser would be paid by the Adviser from the fee the Adviser received from the Fund and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined that the sub-advisory fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work to be performed by each firm. The Board also evaluated the compensation and benefits expected to be received by the Sub-Adviser from its relationship with the Fund, taking into account an analysis of the Sub-Adviser’s estimated profitability with respect to the Fund.

Economies of Scale. The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board determined that it would monitor fees as the Fund’s assets grow to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the terms of the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreement for an initial two-year term was in the best interests of the Fund and its shareholders.

Roundhill Alerian LNG ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

(Unaudited)

At a special meeting held on April 24, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of an advisory agreement (the “Advisory Agreement”) between Roundhill Financial Inc. (the “Adviser”) and the Trust, on behalf of Roundhill Alerian LNG ETF (the “Fund”), and a sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) between the Adviser, the Trust, and Exchange Traded Concepts, LLC (the “Sub-Adviser”) with respect to the Fund.

Pursuant to Section 15 of the 1940 Act, the Agreements must be approved by: (i) the vote of the Board or shareholders of the Fund; and (ii) the vote of a majority of the Independent Trustees, cast at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approval, the Board must request and evaluate, and the Adviser and Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Agreements.

In addition to the written materials provided to the Board in advance of the Meeting, representatives from the Adviser and Sub-Adviser provided the Board with an overview, during the Meeting, of the Fund’s proposed strategy, the services proposed to be provided to the Fund by the Adviser and Sub-Adviser, and additional information about the Adviser’s and Sub-Adviser’s advisory business, including information on investment personnel, financial resources, experience, investment processes, and compliance program. The representatives from the Adviser discussed the rationale for launching the Fund, the Fund’s proposed fees, and the operational aspects of the Fund. The Board considered the Adviser’s and Sub-Adviser’s presentation and the materials it received in advance of the Meeting, including a memorandum from legal counsel to the Trust regarding the responsibilities of the Trustees in considering the approval of the Agreements. The Board deliberated on the approval of the Agreements in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser and Sub-Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the proposed Agreements and the Independent Trustees’ responsibilities relating thereto.

At the Meeting, the Board, including a majority of the Independent Trustees, evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund; (ii) the Fund’s anticipated expenses and performance; (iii) the cost of the services to be provided and anticipated profits to be realized by the Adviser and Sub-Adviser from its relationship with the Trust and the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which economies of scale would be realized as the Fund grows and whether the overall advisory fee for the Fund would enable investors to share in the benefits of economies of scale; (vi) any benefits to be derived by the Adviser or Sub-Adviser from the relationship with the Trust and the Fund, including any fall-out benefits enjoyed by the Adviser or Sub-Adviser; and (vii) other factors the Board deemed relevant. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the advisory arrangement. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and the individual Trustees may have attributed different weights to various factors.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that the Adviser will be providing, among other things, a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Adviser will have as investment adviser to the Fund, including the oversight of the activities and operations of the Sub-Adviser and other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. In considering the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past and current reports from the Trust’s Chief Compliance Officer (“CCO”) regarding her review of the Adviser’s compliance program, as well as the Board’s experience with the Adviser as the investment adviser to other series of the Trust. The Board noted that it had received a copy of the Adviser’s Form ADV, as well as the responses of the Adviser to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, details about the Fund, and information about the services to be provided by the Adviser. The Board also considered the Adviser’s operational capabilities and resources and its experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent, and quality of the services to be provided to the Fund by the Adviser.

Roundhill Alerian LNG ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

(Unaudited) (Continued)

Fund Expenses and Performance. Because the Fund had not yet commenced operations, the Board noted that there were no historical performance records to consider. The Board was presented with information about the Fund’s investment strategies and expected break-even expense analyses. The Board then reviewed the proposed expense ratio for the Fund and compared it to expense ratios of the funds selected by Barrington Partners as most comparable (the “Category Peer Group”) and its most direct competitors as identified by the Adviser (the “Selected Peer Group”). The Board noted that the proposed expense ratio for the Fund was higher than the median for the Category Peer Group, and was within the range of expense ratios for the Selected Peer Group. Based on its review, the Board concluded that the investment advisory fee and expense ratios appeared to be competitive and are otherwise reasonable in light of the information provided.

Cost of Services to be Provided and Profitability. The Board considered the cost of the services to be provided by the Adviser, the proposed advisory and sub-advisory fees, and the estimated profitability projected by the Adviser, including the methodology underlying such projection. The Board took into consideration that the advisory fee for the Fund was a “unitary fee,” meaning the Fund would pay no expenses other than the advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers, including the Sub-Adviser, and paying the Fund’s other expenses out of its own revenue and resources. The Board also evaluated the compensation and benefits expected to be received by the Adviser from its relationship with the Fund, taking into account the Adviser’s anticipated profitability analysis with respect to the Fund and the financial resources the Adviser had committed and proposed to commit to its business. The Board determined such analyses were not a significant factor given that the Fund had not yet commenced operations and consequently, the future size of the Fund and the Adviser’s future profitability were generally unpredictable.

Economies of Scale. The Board expressed the view that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board noted, however, that any economies would, to some degree, be shared with the Fund’s shareholders through the Fund’s unitary fee structure. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

Conclusion. No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreement, including the compensation payable thereunder, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement for an initial term of two years was in the best interests of the Fund and its shareholders.

Approval of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services to be Provided. The Board considered the scope of services to be provided to the Fund under the Sub-Advisory Agreement, noting that the Sub-Adviser would provide investment management services to the Fund. The Board noted the responsibilities that the Sub-Adviser would have as the Fund’s investment sub-adviser, including: responsibility for the management of the securities and other assets of the Fund, subject to the supervision and oversight of the Adviser; determining the assets to be purchased, retained or sold by the Fund; executing placement of orders and selection of brokers or dealers for such orders; general portfolio compliance with relevant law; responsibility for daily monitoring of portfolio exposures and quarterly reporting to the Board; proxy voting with respect to securities held by the Fund; and implementation of Board directives as they relate to the Fund.

In considering the nature, extent, and quality of the services to be provided by the Sub-Adviser, the Board considered the quality of the Sub-Adviser’s compliance program and past and current reports from the Trust’s CCO regarding her review of the Sub-Adviser’s compliance program, as well as the Board’s experience with the Sub-Adviser as the investment sub-adviser to other series of the Trust. The Board further noted that they had received and reviewed materials with regard to the Sub-Adviser, including its responses to a detailed series of questions that included, among other things, information about the Sub-Adviser’s decision-making process, details about the Fund, and information about the services to be provided by the Sub-Adviser. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations. The Board also considered, among other

Roundhill Alerian LNG ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

(Unaudited) (Continued)

things, the professional experience and qualifications of the senior management and key professional personnel of the Sub-Adviser, including those individuals responsible for portfolio management. The Board concluded, within the context of its full deliberations, it was satisfied with the nature, extent, and quality of the services to be provided to the Fund by the Sub-Adviser.

Fund Expenses and Performance. Because the Fund had not yet commenced operations, the Board noted that there was no historical performance records to consider. The Board was presented with information about the Fund’s investment strategies and expected break-even expense analyses. The Board also reviewed information regarding the Fund’s proposed advisory and sub-advisory fees, including advisory fees and total expense ratios of those funds that might be considered peers of the Fund. Based on its review, the Board concluded that the sub-advisory fee and expense ratios appeared to be competitive and are otherwise reasonable in light of the information provided.

Costs of Services to be Provided and Profitability. The Board considered the cost of the services to be provided by the Adviser, the proposed advisory and sub-advisory fees, and the estimated profitability projected by the Adviser and Sub-Adviser, including the methodology underlying such projection. The Board considered that the fees to be paid to the Sub-Adviser would be paid by the Adviser from the fee the Adviser received from the Fund and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined that the sub-advisory fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work to be performed by each firm. The Board also evaluated the compensation and benefits expected to be received by the Sub-Adviser from its relationship with the Fund, taking into account an analysis of the Sub-Adviser’s estimated profitability with respect to the Fund.

Economies of Scale. The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board determined that it would monitor fees as the Fund’s assets grow to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the terms of that Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreement for an initial two-year term was in the best interests of the Fund and its shareholders.

Roundhill ETFs

Shareholder Expense Example

December 31, 2023 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (July 1, 2023 to December 31, 2023), except noted in the footnotes below.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratios	Expenses Paid During the Period
Roundhill Video Games ETF
Actual	$ 1,000.00	$ 1,017.90	0.50%	$2.54(1)
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.68	0.50%	$2.55(1)
Roundhill Sports Betting & iGaming ETF
Actual	$ 1,000.00	$ 991.80	0.75%	$3.77(1)
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.42	0.75%	$3.82(1)
Roundhill Ball Metaverse ETF
Actual	$ 1,000.00	$ 1,111.40	0.59%	$3.14(1)
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.23	0.59%	$3.01(1)
Roundhill Cannabis ETF
Actual	$ 1,000.00	$ 1,354.40	0.39%	$2.31(1)
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.24	0.39%	$1.99(1)
Roundhill Magnificent Seven ETF
Actual	$ 1,000.00	$ 1,107.10	0.29%	$1.54(1)
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.75	0.29%	$1.48(1)

Roundhill ETFs

Shareholder Expense Example

December 31, 2023 (Unaudited) (Continued)

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratios	Expenses Paid During the Period
Roundhill S&P® Global Luxury ETF
Actual	$ 1,000.00(5)	$ 1,011.40	0.49%	$1.78(2)
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.32	0.49%	$2.50(1)(4)
Roundhill Alerian LNG ETF
Actual	$ 1,000.00(6)	$ 995.90	0.75%	$2.13(3)
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.01	0.75%	$3.82(1)(4)

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 184/365 days (to reflect the six-month period).

(2)

Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 132/365 days (to reflect the period since the Fund’s inception).

(3)

Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 104/365 days (to reflect the period since the Fund’s inception).

(4)	For comparative purposes only as the Fund was not in operation for the full six-month period.

(5)	The Fund commenced operations on August 22, 2023. The Beginning Account Value is representative of this commencement date.

(6)	The Fund commenced operations on September 21, 2023. The Beginning Account Value is representative of this commencement date.

Roundhill ETFs

Trustees and Officers of the Trust

December 31, 2023 (Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Funds’ website at www.roundhillinvestments.com.

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of VettaFi, LLC (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	51

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)

Koji Felton 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	51	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios)
Pamela H. Conroy 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	51	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios)
Interested Trustee*
Paul R. Fearday, CPA 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bank, N.A. (since 2022); Senior Vice President, U.S. Bancorp Fund Services, LLC (2008–2022)	51	None

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

Roundhill ETFs

Trustees and Officers of the Trust

December 31, 2023 (Unaudited) (Continued)

The officers of the Trust conduct and supervise the Trust’s and the Funds’ daily business. Additional information about each officer of the Trust is as follows:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory C. Bakken 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie G. Briody 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Rachel A. Spearo 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1979	Secretary	Indefinite term, November 2023	Vice President (since 2021), U.S. Bancorp Fund Services, LLC; Vice President (2004 to 2019), U.S. Bancorp Fund Services, LLC
Christi C. James 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018)

Jay S. Fitton 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1970	Assistant Secretary	Indefinite term, May 2023

Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019 to 2022); Partner, Practus, LLP (2018 to 2019); Counsel, Drinker Biddle & Reath LLP (2016 to 2018)

Roundhill ETFs

Supplemental Information

December 31, 2023 (Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Funds. Please read the prospectus carefully before investing. A copy of the prospectus for the Funds may be obtained without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-800-617-0004, or by visiting the Funds’ website at www.roundhillinvestments.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

Each Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

Each Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available without charge, on the Funds’ website at www.roundhillinvestments.com.

TAX INFORMATION

For the fiscal period ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Roundhill Video Games ETF	100.00%
Roundhill Sports Betting & iGaming ETF	0.00%
Roundhill Ball Metaverse ETF	100.00%
Roundhill Cannabis ETF	0.00%
Roundhill Magnificent Seven ETF	2.18%
Roundhill S&P® Global Luxury ETF	100.00%
Roundhill Alerian LNG ETF	44.90%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2023 was as follows:

Roundhill Video Games ETF	5.15%
Roundhill Sports Betting & iGaming ETF	0.00%
Roundhill Ball Metaverse ETF	100.00%
Roundhill Cannabis ETF	0.00%
Roundhill Magnificent Seven ETF	2.18%
Roundhill S&P® Global Luxury ETF	36.22%
Roundhill Alerian LNG ETF	29.08%

Roundhill ETFs

Supplemental Information

December 31, 2023 (Unaudited) (Continued)

For the fiscal period ended December 31, 2023, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the Funds was as follows:

Roundhill Video Games ETF	0.00%
Roundhill Sports Betting & iGaming ETF	0.00%
Roundhill Ball Metaverse ETF	0.00%
Roundhill Cannabis ETF	0.00%
Roundhill Magnificent Seven ETF	1.34%
Roundhill S&P® Global Luxury ETF ETF	0.00%
Roundhill Alerian LNG ETF	9.37%

For the fiscal period ended December 31, 2023, the Funds earned foreign source income and paid foreign taxes, which the Funds intend to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid
Roundhill Video Games ETF	$317,705	$46,904
Roundhill Sports Betting & iGaming ETF	1,311,986	73,033
Roundhill S&P® Global Luxury ETF	5,593	664
Roundhill Alerian LNG ETF	2,383	107

Roundhill ETFs

Privacy Policy

(Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

Roundhill Financial Inc.
154 W. 14th St., 2nd Floor
New York, NY 10011

Investment Sub-Adviser:

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400
Oklahoma City, OK 73120

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Funds.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$99,500	$79,500
Audit-Related Fees	$0	$0
Tax Fees	$22,000	$18,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

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	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/7/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/7/2024

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	3/7/2024

*	Print the name and title of each signing officer under his or her signature.

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